UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to 240.14a-12

Howard Bancorp, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing party:

(4)	Date Filed:

6011 UNIVERSITY BOULEVARD

SUITE 370

ELLICOTT CITY, MARYLAND 21043

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD

WEDNESDAY, MAY 29, 2013, AT 11:30 A.M.

At the

Corporate Offices of

Howard Bancorp, Inc.

6011 University Boulevard

Suite 370

Ellicott City, MD 21043

The Annual Meeting of Stockholders of Howard Bancorp, Inc. (the “Company”) will be held on Wednesday, May 29, 2013 at 11:30 a.m. (local time) at the corporate offices of Howard Bancorp, Inc. located at 6011 University Boulevard, Suite 370, Ellicott City, MD 21043, to consider and act upon the following matters:

1.	To elect four Class II directors to serve for a three year term expiring at the Annual Meeting of Stockholders in 2016, and until their successors are elected and qualify,

2.	To approve the Howard Bancorp, Inc. 2013 Equity Incentive Plan;

3.	To approve a non-binding advisory proposal to approve the compensation of the Company’s named executive officers;

4.	To approve a non-binding advisory proposal regarding the frequency with which stockholders should vote on the compensation of the Company’s named executive officers;

5.	To ratify the appointment of Stegman & Company as the independent registered public accounting firm to audit the Company’s financial statements for 2013; and

6.	To transact any other business that may properly come before the meeting or any adjournment or postponement of the meeting.

A Proxy Card and a Proxy Statement for the meeting are enclosed.

Any action may be taken on the foregoing at the meeting on the date specified above or on any date or dates to which, by original or later adjournment, the meeting may be adjourned. Only stockholders of record as of the close of business on April 22, 2013 are entitled to notice of and to vote at the meeting or any adjournment or postponement of the meeting.

If you have questions pertaining to the foregoing, please contact the Company at (410) 750-0020.

The Board of Directors recommends a vote “FOR” the election of the nominees named in the Proxy Statement, “FOR” approval of the Howard Bancorp, Inc. 2013 Equity Incentive Plan, “FOR” approval of the non-binding advisory vote on the compensation of the Company’s named executive officers, for a frequency of “EVERY YEAR” for future non-binding advisory resolutions to approve the compensation of the Company’s named executive officers, and “FOR” ratification of Stegman & Company as the independent registered public accounting firm to audit the Company’s 2013 financial statements.

By Order of the Board of Directors

Charles E. Schwabe, Corporate Secretary
April 26, 2013

PLEASE SIGN, DATE AND RETURN YOUR PROXY PROMPTLY, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES IN THE ENCLOSED ENVELOPE. IF YOU ATTEND THE MEETING, YOU MAY, IF YOU DESIRE, REVOKE YOUR PROXY AND VOTE IN PERSON.

HOWARD BANCORP, INC.

6011 UNIVERSITY BOULEVARD

SUITE 370

ELLICOTT CITY, MARYLAND 21043

ANNUAL MEETING OF STOCKHOLDERS

PROXY STATEMENT

INTRODUCTION

This Proxy Statement is being sent to stockholders of Howard Bancorp, Inc., a Maryland corporation (“Howard Bancorp” or the “Company”), in connection with the solicitation of proxies by its Board of Directors for use at the Annual Meeting of Stockholders, to be held at 11:30 a.m. (local time) on Wednesday, May 29, 2013 (the “Meeting”), and at any adjournment or postponement of the Meeting. The Meeting will be held at the following location:

Corporate Offices of

Howard Bancorp, Inc.

6011 University Boulevard

Suite 370

Ellicott City, MD 21043

This Proxy Statement and proxy card are being sent to stockholders of the Company on or about April 26, 2013. A copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2012 also accompanies this Proxy Statement.

The cost of this proxy solicitation is being paid by the Company. In addition to the use of the mail, proxies may be solicited personally or by telephone by officers, regular employees or directors of the Company, who will not receive any special compensation for their services. The Company may also engage an outside firm to assist in the solicitation of the proxies. The Company may also reimburse brokers, custodians, nominees and other fiduciaries for their reasonable out-of-pocket and clerical costs for forwarding proxy materials to the beneficial owners of our common stock.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE STOCKHOLDER MEETING TO BE HELD ON MAY 29, 2013

The Proxy Statement for the annual meeting and Annual Report to Stockholders for the year ended December 31, 2012 are available at https://materials.proxyvote.com/442496.

3

VOTING RIGHTS AND PROXIES

Voting Rights; Quorum; Vote Required to Approve

Only stockholders of record at the close of business on April 22, 2013 (the “Record Date”), will be entitled to notice of and to vote at the Meeting or any adjournment or postponement of the Meeting. On that date, the Company had 4,040,471 shares of common stock, par value $0.01 per share, outstanding, held by approximately 339 stockholders of record. The common stock is the only class of the Company’s stock of which shares are outstanding and entitled to vote at the Meeting. Each share of our common stock is entitled to one vote on all matters submitted to a vote of the stockholders. Stockholders do not have the right to cumulate votes in the election of directors.

The presence, in person or by proxy, of stockholders entitled to cast a majority of all the votes entitled to be cast at the Meeting will be necessary to constitute a quorum at the Meeting. Abstentions and broker non-votes (as long as there is one routine matter to be voted on at the meeting, as discussed further below) are counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Meeting.

Assuming a quorum is present, the affirmative vote of a plurality of the shares cast in person or represented by proxy at the Meeting is required to elect the director nominees. In other words, the nominees who receive the greatest number of votes cast, up to the number of nominees up for election, will be elected. Withheld votes and broker non-votes will have no effect on the outcome of the election of directors.

The affirmative vote of at least a majority of all votes cast at the Meeting is required for the approval of the Howard Bancorp, Inc. 2013 Equity Incentive Plan. Abstentions and broker non-votes are not included in calculating votes cast with respect to these proposals and will have no effect on the outcome of these proposals.

The affirmative vote of at least a majority of all votes cast at the Meeting is required for the approval of the non-binding resolution to approve the compensation of our named executive officers. Abstentions and broker non-votes are not included in calculating votes cast with respect to this proposal and will have no effect on the outcome of this proposal.

With respect to the proposal to vote on the frequency of the advisory stockholder vote to approve the compensation of the named executive officers, the option of every year, every two years or every three years that receives a majority of the votes cast at the Meeting will be the frequency that has been recommended by stockholders. Because this vote is advisory and non-binding, however, if none of the frequency options receive a majority of the votes cast, the option receiving the greatest number of votes will be considered the frequency recommended by the Company’s stockholders. Abstentions and broker non-votes are not included in calculating votes cast with respect to this proposal and will have no effect on the outcome of this proposal.

The affirmative vote of at least a majority of all votes cast at the Meeting is required for the ratification of the appointment of Stegman & Company as the Company’s independent registered public accounting firm. Abstentions are not included in calculating votes cast with respect to this proposal and will have no effect on the outcome of this proposal.

If your shares are held in the name of a bank, broker or other similar holder of record (referred to as “in street name”), you will receive instructions from the holder of record that you must follow in order for you to specify how your shares will be voted at the Meeting. In general, brokers who hold shares of record in street name have the authority to vote shares for which their customers do not provide voting instructions on certain limited routine, uncontested items. In the case of non-routine or contested items, the brokerage firm holding street name shares cannot vote the shares if it has not received voting instructions from the beneficial holder of such shares. A broker “non-vote” occurs when a proxy received from a broker but the shares represented by such proxy are not voted on a particular matter because the broker has not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the broker does not have discretionary power to vote the shares.

4

If your shares of common stock are held of record by a bank or other nominee, whether such nominee can exercise discretionary authority to vote your shares on any matter at the Meeting in the absence of instructions from you will depend on your specific arrangement with your nominee record holder. In the absence of an arrangement with your record holder granting such discretionary authority, your record holder nominee will not have discretionary authority to vote your shares on any matter at the Meeting in the absence of specific voting instructions from you.

Under the applicable rules of the various securities exchanges applicable to their member brokerage firms, the proposal to ratify the appointment of our independent registered public accounting firm is considered a “routine” item upon which brokerage firms may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions. If your broker holder of record signs and returns a proxy card on your behalf, but does not indicate how the common stock should be voted, the common stock represented on the proxy card will be voted FOR ratification of the appointment of Stegman & Company as our independent public accounting firm for 2013. The election of directors, the approval of our 2013 Equity Incentive Plan, the non-binding advisory vote to approve the compensation of our named executive officers and the non-binding advisory vote with respect to how often the vote to approve the compensation of our named executive officers will be held, are considered “non-routine” items for which brokerage firms may not vote in their discretion on behalf of clients who do not furnish voting instructions and, thus, there may be “broker non-votes” at the Meeting with respect to these proposals. IF YOU HOLD YOUR SHARES IN STREET NAME THROUGH A BROKER, YOU MUST PROVIDE VOTING INSTRUCTIONS TO YOUR BROKER RECORD HOLDER IN ORDER FOR YOUR SHARES TO BE VOTED ON IN THE ELECTION OF DIRECTORS, THE APPROVAL OF OUR 2013 EQUITY INCENTIVE PLAN, AND THE NON-BINDING ADVISORY VOTES ON THE COMPANY’S NAMED EXECUTIVE OFFICER COMPENSATION AND HOW OFTEN SUCH VOTE SHOULD BE HELD. FURTHER, IF YOUR SHARES ARE HELD IN STREET NAME BY A BANK OR OTHER NOMINEE TO WHOM YOU HAVE NOT GRANTED DISCRETIONARY AUTHORITY TO VOTE YOUR SHARES, YOUR SHARES WILL NOT BE VOTED ON ANY PROPOSAL AT THE MEETING UNLESS YOU PROVIDE VOTING INSTRUCTIONS TO YOUR RECORD HOLDER.

5

Proxies

Properly executed proxies received by the Company in time to be voted at the Meeting will be voted as specified by stockholders on the proxy form. In the absence of specific instructions, proxies received will be voted as follows, except that shares held by brokers for which voting instructions were not received by the beneficial owners will only be voted with respect to ratification of the independent registered public accountants:

•	FOR the election of the nominees for election as directors.
•	FOR approval of the Company’s 2013 Equity Incentive Plan.
•	FOR approval of the non-binding advisory vote on the compensation of the Company’s named executive officers.
•	To hold the advisory vote to approve the compensation of our named executive officers EVERY YEAR.
•	FOR ratification of Stegman & Company as the independent registered public accounting firm to audit the Company’s financial statements for 2013.

Management does not know of any matters that will be brought before the Meeting, other than as described in this Proxy Statement. If other matters are properly brought before the Meeting, the persons named in the proxy intend to vote the shares to which the proxies relate in accordance with their best judgment.

WE ANTICIPATE THAT THE COMPANY’S DIRECTORS AND EXECUTIVE OFFICERS WILL VOTE THEIR SHARES OF THE COMPANY’S COMMON STOCK IN FAVOR OF THE NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS LISTED HEREIN, FOR APPROVAL OF THE COMPANY’S 2013 EQUITY INCENTIVE PLAN, FOR THE APPROVAL OF THE NON-BINDING ADVISORY VOTE ON THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS, TO HOLD THE NON-BINDING ADVISORY VOTE ON EXECUTIVE OFFICER COMPENSATION EVERY YEAR AND FOR RATIFICATION OF THE APPOINTMENT OF STEGMAN & COMPANY.

The inspectors of election appointed for the Meeting will determine the presence of a quorum and will tabulate the votes cast at the Meeting.

Please sign, date, mark and return promptly the enclosed proxy in the envelope provided for this purpose in order to assure that your shares are voted.

You may revoke your proxy at any time before it is voted at the Meeting:

o	by granting a later proxy with respect to the same shares;

o	by sending written notice to Charles E. Schwabe, Corporate Secretary of the Company, at the Company’s address noted above, at any time prior to the proxy being voted; or

o	by voting in person at the Meeting.

Attendance at the Meeting will not, in itself, revoke a proxy. If your shares are held in street name by your bank, broker or other nominee, you will need additional documentation to vote in person at the Meeting. Please see the voting form provided by your bank, broker or other nominee, as record holder of the shares, for additional information regarding the voting of your shares.

6

SECURITIES OWNERSHIP

OF

DIRECTORS, OFFICERS AND CERTAIN BENEFICIAL OWNERS

The following table sets forth, as of April 22, 2013, information with respect to the beneficial ownership of Howard Bancorp’s common stock by each director, by its executive officers and by all of its directors and executive officers as a group, as well as information regarding each other person that we believe owns in excess of 5% of the outstanding common stock. Unless otherwise noted below, we believe that each person named in the table has or will have the sole voting and sole investment power with respect to each of the securities reported as owned by such person.

	Position	Number of Shares Beneficially Owned (1)	Stock Options and Warrants Exercisable Within 60 Days	Total	Percent of Common Shares
Board of Directors:
Richard G. Arnold	Director	100,684	10,609	111,293	2.75%
Nasser Basir (2)	Director	36,247	304	36,551	*
Andrew E. Clark (3)	Director	43,334	6,951	50,285	1.24%
Arthur D. Ebersberger	Director	13,700	—	13,700	*
Philip W. Gibbs	Director	19,858	—	19,858	*
Robert J. Hartson (4)	Director	184,699	14,769	199,468	4.94%
Donna Hill Staton	Director	6,943	—	6,943	*
Paul I. Latta, Jr.	Director	81,326	15,687	97,013	2.40%
Barbara K. Lawson (5)	Director	9,950	3,454	13,404	*
Kenneth C. Lundeen (6)	Director	147,791	12,261	160,052	3.96%
Robert N. Meyers (7)	Director	44,018	10,512	54,530	1.35%
Richard H. Pettingill	Director	17,565	8,419	25,984	*
Steven W. Sachs	Director	87,770	9,306	97,076	2.40%
Mary Ann Scully (8)	Director, Chairman of Board, Chief Executive Officer and President	90,733	83,529	174,262	4.31%
Robert W. Smith, Jr.	Director	15,000	—	15,000	*
Richard B. Talkin (9)	Director	12,456	4,161	16,617	*

Executive Officers:
Paul G. Brown (10)	Executive Vice President	23,540	60,546	84,086	2.08%
George C. Coffman (11)	Executive Vice President Chief Financial Officer and Treasurer	34,627	51,796	86,423	2.14%
Charles E. Schwabe	Executive Vice President and Secretary	24,297	60,546	84,843	2.10%

All directors & executive officers as a group (19 persons)		994,538	352,850	1,347,388	33.35%

* Less than 1%

7

(1)	For purposes of this table, beneficial ownership has been determined in accordance with the provisions of Rule 13d-3 of the Securities Exchange Act of 1934, as amended, under which, in general, a person is deemed to be the beneficial owner of a security if he has or shares the power to vote or direct the voting of the security or the power to dispose of or direct the disposition of the security, or if he has the right to acquire beneficial ownership of the security within 60 days.

(2)	Includes 6,850 shares held in an Individual Retirement Account in the name of Mr. Basir. Also includes 8,000 shares held in UTMA accounts for Mr. Basir’s children, of which he disclaims beneficial ownership

(3)	Does not include 1,500 shares held in UTMA accounts for Mr. Clark’s children, of which he disclaims beneficial ownership.

(4)	Includes 25,000 shares owned by Hartson Family Trust, for which Mr. Hartson serves as co-trustee and over which he has shared voting and investment power; 20,600 shares held by ATEC Profit Sharing Plan, for which Mr. Hartson is the trustee. Does not include 16,200 shares held in the name of Mr. Hartson’s spouse, for which Mr. Hartson disclaims beneficial ownership.

(5)	Includes 8,550 shares held in an Individual Retirement Account in the name of Ms. Lawson.

(6)	Includes 25,600 shares held in an Individual Retirement Account in the name of Mr. Lundeen, of which he is the beneficial owner. Also includes 6,668 shares held by Mr. Lundeen’s spouse and 14,674 shares held in trust by Mr. Lundeen’s spouse as trustee for benefit of members of her family, for which Mr. Lundeen disclaims beneficial ownership.

(7)	Includes 3,700 shares held in an Individual Retirement Account in the name of Mr. Meyers and 3,700 shares held in an Individual Retirement Account in the name Mr. Meyers’ spouse.

(8)	Includes 25,547 shares held in an Individual Retirement Account in the name of Ms. Scully.

(9)	Includes 5,000 shares held in a Profit Sharing Plan for the benefit of Mr. Talkin for which Mr. Talkin is the trustee.

(10)	All shares owned by Mr. Brown are pledged as security.

(11)	Includes 8,200 shares held in an Individual Retirement Account in the name of Mr. Coffman and 25,927 shares owned jointly with his spouse.

8

Item 1. ELECTION OF DIRECTORS

Our Bylaws provide that the number of directors may be increased or decreased by the Board of Directors. The number of directors is currently fixed at 16 with no vacancies. The directors of the Company are divided into three classes - Class I, Class II and Class III - each class consisting of an equal number of directors, or as nearly equal as possible. One class of directors is elected at each annual meeting to hold office for a term of three years and until their successors have been duly elected and qualify. During his or her term, a director may only be removed by the affirmative vote of at least 80% of the votes entitled to be cast on the matter and only for cause. The Board believes that the staggered terms of the Board of Directors help to assure the continuity and stability of the Company’s business strategies and policies. Each director of the Company also serves as a director of Howard Bank.

The Board of Directors has determined that all of our directors, with the exception of Ms. Scully, are independent directors as determined under the definition of independence set forth in the rules and listing standards of the NASDAQ Stock Market LLC (“NASDAQ”). In making this determination, the Board of Directors considered the transactions and relationships disclosed under “Certain Relationships and Related Transactions” below.

The Board of Directors has nominated the following persons for election as director, all of whom currently serve as directors:

Class	Nominees	To Serve Until Annual Meeting in

II	Messrs. Hartson, Latta, and Smith and Ms. Staton	2016

Each director will serve for the period until the identified annual meeting of stockholders and until their successors are elected and qualify.

Each of the nominees for election as a director currently serves as a member of the Board of Directors. Unless authority is withheld or with respect to shares held in street name by brokers for which voting instructions were not received from the beneficial owners, all proxies received in response to this solicitation will be voted for the election of the nominees listed above. Each nominee has indicated a willingness to serve if elected. However, if any nominee becomes unable to serve prior to the Meeting, a substitute or substitutes will be nominated by the Board of Directors, and those proxies voted for the original nominee or nominees will be voted for such substitute(s).

Nominees receiving a plurality of the votes cast at the Meeting in the election of directors will be elected as director, in the order of the number of votes received. Directors and executive officers of the Company as a group have the power to vote or direct the voting of 994,538 shares of our common stock, or approximately 25% of the shares of common stock outstanding on the Record Date, and have indicated their intention to vote “FOR” the election of all of the nominees for election as director.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” EACH OF THE NOMINEES TO THE COMPANY’S BOARD OF DIRECTORS.

9

Set forth below is certain information as of April 26, 2013 concerning the nominees for election as director of the Company and each current director whose term will continue after the Meeting. Except as otherwise indicated, the occupation listed has been such person’s principal occupation for at least the last five years.

Class II Director Nominees to serve until the 2016 Annual Meeting of Stockholders

Robert J. Hartson

Mr. Hartson, 56, has served as a director of Howard Bancorp since its formation in 2005 and has served as a director of Howard Bank since 2004. Mr. Hartson is the President of ATEC Industries, Ltd., a multi-disciplined construction company working in both the public and private sectors. Mr. Hartson has held this position since 1987. Mr. Hartson also has been the President of ATEC Shielding Systems since 2003. ATEC Shielding Systems is a specialty subcontractor that designs, manufactures and installs systems that protect mission critical assets from the affects of High Electromagnetic Pulse, Electromagnetic Pulse and other destructive electromagnetic phenomenon, and whose primary customers include the U.S. military and various federal agencies. Mr. Hartson is managing member of several entities that operate diagnostic medical imaging centers in Maryland, including Howard Radiology, and Howard Open MRI (1998-present). Mr. Hartson also manages 180,000 sq. ft. of commercial real estate in the Bank’s market area. Mr. Hartson is an organizing director of Howard Bank and is currently a member of the Audit and Executive Committees of the boards of directors of both Howard Bancorp and Howard Bank.

The boards of directors of each of Howard Bancorp and Howard Bank believe that Mr. Hartson’s qualifications for serving on the boards of directors include his deep understanding of Howard Bancorp and Howard Bank as a result of being a member of the boards of directors since their inception and his knowledge of the real estate industry and business environment in our market areas.

Paul I. Latta, Jr.

Mr. Latta, 69, has served as a director of Howard Bancorp since its formation in 2005 and has served as a director of Howard Bank since 2004. Mr. Latta serves as Managing Member of ERIS Technologies LLC, a company developing 3-D software solutions for managing emergency situations. Prior to that Mr. Latta served as a Senior Vice President of The Rouse Company, a real estate development firm, from 1968 to 1999, and as President of E-IDC Inc., a software developer, from June 2007 through August 2009. Mr. Latta is an organizing director of Howard Bank, serves as the Lead Independent Director of Howard Bancorp and Howard Bank, and is currently a member of the Executive, the Governance and Nominating, and the Compensation Committees of the boards of directors of both Howard Bancorp and Howard Bank. Mr. Latta also serves as a director of ERIS Technologies, LLC.

The boards of directors of both Howard Bancorp and Howard Bank believe that Mr. Latta’s qualifications for serving on their boards include his extensive knowledge of the real estate industry and his understanding of Howard Bancorp and Howard Bank as a result of being a member of the boards of directors since their inception.

Robert W. Smith, Jr.

Mr. Smith, 61, was elected to serve as a director of Howard Bancorp and Howard Bank in September 2012.  Mr. Smith is a practicing attorney and has been a partner at the law firm of DLA Piper LLP (US) since 1983.  He is currently the Chair of the Corporate and Finance practice for DLA Piper in the United States and is a member of the Executive Committee of DLA Piper, positions he has held for at least ten years.  Mr. Smith’s practice focuses on the general representation of private and public companies, and includes significant experience relating to mergers and acquisitions and the public offering of securities.  Mr. Smith also has served on the boards of several not-for-profit entities, and is presently a member of the Board and President of the Board of Trustees of CENTERSTAGE in Baltimore, Maryland.  Mr. Smith is currently a member of the Compensation Committee of the Boards of Directors of both Howard Bancorp and Howard Bank.

The Boards of Directors of each of Howard Bancorp and Howard Bank believe that Mr. Smith’s qualifications for serving on the boards of directors include his legal background and significant experience in working with public companies and advising boards of directors on legal, governance and transactional matters, his management experience based on his responsibilities as national practice chair at DLA Piper, his significant experience with strategic transactions and his knowledge of governance principles and board matters based on his service and leadership positions with not-for-profit boards.

10

Donna Hill Staton

Ms. Staton, 55, has served as a director of Howard Bancorp and Howard Bank since December 2009. Ms. Staton is an attorney and member of the Maryland Bar since 1982. Her professional experience includes 13 years with the law firm of Piper & Marbury (now DLA Piper) where she was elected partner in 1993. Her commercial litigation practice included the representation of financial institutions and other businesses in state and federal courts and commercial arbitrations. Following a period of service as a Maryland circuit court judge, Ms. Staton was appointed Deputy Attorney General of the State of Maryland in 1997, a position she held until 2006. As chief deputy, she assisted the Attorney General with supervision of an office of nearly 600 employees, a multi-million dollar budget and responsibility for: the delivery of legal advice, counsel and representation of all branches of Maryland government; enforcement of the state’s Securities, Antitrust and Consumer Protection laws; criminal investigations; and representation of the State in all criminal appellate appeals. Since leaving her Deputy Attorney General position, Ms. Staton has served in numerous volunteer capacities including the Maryland State Board of Education (since 2009), the Howard County Bar Foundation, the Client Protection Fund of the Bar of Maryland and the Baltimore Education Scholarship Trust. She also served as an adjunct professor at the University of Maryland Law School during 2008. Ms. Staton is currently a member of the Governance and Nominating Committee of the boards of directors of both Howard Bancorp and Howard Bank.

The boards of directors of each of Howard Bancorp and Howard Bank believe that Ms. Staton’s qualifications to serve as a director of Howard Bancorp and Howard Bank include her legal background working with and representing businesses, regulators and legislative bodies, her management experience, and her knowledge of governance principals gained from service on government and not-for-profit boards and commissions.

CONTINUING DIRECTORS

Class III to serve until the 2014 Annual Meeting of Stockholders

Richard G. Arnold

Mr. Arnold, 51, has served as a director of Howard Bancorp since its formation in 2005 and has served as a director of Howard Bank since 2004. Mr. Arnold is the Vice President and co-owner of The John E. Ruth Company, Inc., a plumbing and heating firm. He has served in that capacity since 1983. He also maintains ownership in various real estate holdings. Mr. Arnold serves on the Board of Trustees at Mount de Sales High School and serves on several related committees. Mr. Arnold is an organizing director of Howard Bank and is currently a member of the Compensation Committee of the boards of directors of both Howard Bancorp and Howard Bank.

The board of directors of each of Howard Bancorp and Howard Bank believe that Mr. Arnold’s qualifications for serving on the board include his many years of active involvement with the boards of directors, his experience owning and operating a small business in our market area, his experience in real estate and real estate development, and being a life-long member of the community which provides long standing affiliations with local businesses.

Nasser Basir

Mr. Basir, 58, has served as a director of Howard Bancorp and Howard Bank since 2009. Mr. Basir is the CEO, President, and founder of PSI Pax, Inc., an Information Technology (IT) services business, which he created in 2006 as a spin off from Planned Systems International, Inc., also an IT services firm which he had co-founded in 1988. Mr. Basir has over 30 years of management and technical experience as an IT consultant to both government and commercial organizations. He is presently on the Board of Trustees of the Glenelg Country School and serves and has served on several not-for-profit boards. Mr. Basir is currently the Chair of the Audit Committee and a member of Executive Committee of the boards of directors of both Howard Bancorp and Howard Bank.

11

The board of directors of each of Howard Bancorp and Howard Bank believes that Mr. Basir’s experience managing, operating, and growing his own business, extensive knowledge of the government contracting industry and affiliations with the local community qualify him to serve on the board of directors.

Robert N. Meyers

Mr. Meyers, 57, has served as a director of Howard Bancorp since its formation in 2005 and has served as a director of Howard Bank since 2004. Mr. Meyers is President of Southeast Real Estate Advisors, Inc., a firm providing management, consulting and development services in the commercial real estate industry. Mr. Meyers is also President of Southeast Financial Services, Inc., a firm providing financial and consulting services to individuals and companies. He has held these positions since 1997. He was formerly Vice President and Chief Financial Officer for JHP/Tristar Management Inc., a real estate development and property management company. Prior to joining JHP/Tristar, Mr. Meyers practiced as a certified public accountant with Stegman & Company from 1978 to 1984. Mr. Meyers is an organizing director of Howard Bank and is currently a member of the Audit Committee of the boards of directors of both Howard Bancorp and Howard Bank.

The boards of directors of Howard Bancorp and Howard Bank believe that Mr. Meyers’ qualifications for serving on the boards of directors include his extensive knowledge of the commercial real estate industry, his financial and accounting background, and his understanding of small businesses.

Steven W. Sachs

Mr. Sachs, 65, has served as a director of Howard Bancorp since its formation in 2005 and has served as a director of Howard Bank since 2004. Mr. Sachs is an Executive Vice President and Director, Real Estate and Hotel Practice of Willis, a global insurance brokerage and risk management services company. He has been employed with Willis and its predecessors since 1973. He served from 1992 to 2000 on the Board of the Self Insurance Education Foundation and the Board of the Self Insurance Institute of America from 1996 until 1999. Mr. Sachs was also on the board of directors of the Howard Chamber of Commerce from 1996 to 2002, was the Chairman of the Board of Howard Community College, and is a two-time Past President of the Columbia Rotary Club. Mr. Sachs presently serves on the boards of A Taste of Home, which supports Maryland National Guard members serving in harm’s way as well as their families, the Horizon Foundation and the Columbia Festival of the Arts. Mr. Sachs is an organizing director of Howard Bank and is currently the Chair of the Governance and Nominating Committee and a member of the Executive Committee of the boards of directors of both Howard Bancorp and Howard Bank. Mr. Sachs was selected by the Howard County Chamber of Commerce as Howard County Business Person of the Year for 2005-06 and by Leadership Howard County, an organization that provides programs designed to empower and connect community leaders in Howard County, for its 2011 Leadership Legacy Award.

The boards of directors of Howard Bancorp and Howard Bank believe that Mr. Sachs’ qualifications for serving on the boards of directors include his extensive knowledge of Howard Bancorp and Howard Bank as a result of being a member of the boards of directors since their inception, his business experience and understanding of small business development and operations as a result of, among other things, his past experience as the owner and an officer of Sharbrooke Management Company, his extensive governance experience as a result of his experience on numerous community boards and his community involvement and contacts.

Mary Ann Scully

Ms. Scully, 61, has served as a director and as the Board Chairperson, President, Chief Executive Officer and Chief Risk Officer of Howard Bancorp since December 2005 and has served as a director and as the Board Chairperson, President, Chief Executive Officer and Chief Risk Officer of Howard Bank since the founding of the Bank in 2004. Ms. Scully is also an organizing director of Howard Bank and the Chair of the Executive Committee of the boards of directors of both Howard Bancorp and Howard Bank. Ms. Scully was employed by Allfirst Bank (formerly known as The First National Bank of Maryland and now known as M&T Bank) from 1973 through April 2003. She served as Executive Vice President for Regional Banking from June 2001 through April 2003, Executive Vice President for Community Banking from January 2000 through June 2001, Senior Vice President for Strategic Planning from 1998 to 2000, Senior Vice President for Mergers and Acquisitions from 1996 to 1998, and Senior Vice President of International Banking from 1984 to 1996.

12

Ms. Scully has been a Howard County resident since 1995. She is the Chairman of the Maryland Bankers Association and the Immediate Past Chair of the Columbia Foundation. She also serves on the boards of the Howard County General Hospital and Catholic Charities. Ms. Scully was formerly a trustee and served on the Finance Committee and the Capital Campaign Council of the Howard Community College Foundation Board, as a trustee of the United Way of Central Maryland, as a trustee of the Horizon Foundation and as an advisory board member of the Sellinger School of Business.

The board of directors of each of Howard Bancorp and Howard Bank believe that Ms. Scully’s qualifications for serving as Chairman of the Board include her extensive knowledge of the Bank’s history, business and operations, as well as of the banking industry in general and the risks facing the industry. Ms. Scully has gained valuable insight into the Bank and the industry as a result of her long tenure with the Bank both as a director and in her executive officer positions as well as her previous extensive experience at other banks and her being active in several banking associations, including as the present Chair of the Maryland Bankers Association. The boards also believe that her personal and business affiliations in our market areas also qualify her to sit on the boards of directors, and that it is beneficial to have an executive officer, who is familiar with the day-to-day operations of Howard Bancorp and the Bank, serving on the board of directors, which provides the boards with a management perspective that helps the them successfully oversee Howard Bancorp and the Bank.

Class I to serve until the 2015 Annual Meeting of Stockholders

Andrew E. Clark

Mr. Clark, 50, has served as a director of Howard Bancorp since its formation in 2005 and as a director of Howard Bank since 2005. Mr. Clark has been a Managing Principal and Chief Operating Officer of Evergreen Advisors, LLC, which assists closely-held and emerging growth companies in the areas of corporate finance, exit strategies, valuations, and advisory services, since 2009. In addition, since January 2011 Mr. Clark has been the Chairman of Capella Tax Network, LLC, a start-up company providing pre-paid tax compliance and advice, primarily as a pre-tax voluntary employee benefit, through a local network of Certified Public Accountants. Mr. Clark is also Chairman of Wheatfield Ventures, LLC, a private investment firm, and has served in that capacity since 2000. Prior to founding Wheatfield Ventures, LLC, Mr. Clark was a senior executive with Verio, Inc., an international provider of internet and Web hosting services, from 1997 to 2000. In addition, Mr. Clark is a member of the Advisory Board of Spring Capital Partners, L.P., a provider of subordinated mezzanine financing in the Mid-Atlantic region. He is presently on the Board of Trustees of the Glenelg Country School, and is the immediate past President of Cattail Creek Country Club. Mr. Clark is currently the Chair of the Compensation Committee and a member of the Executive Committee of the boards of directors of both Howard Bancorp and Howard Bank.

The boards of directors of each of Howard Bancorp and Howard Bank believe that Mr. Clark’s qualifications for serving on the board include his educational background, extensive experience with financial accounting matters, including several years with the accounting firm of KPMG and serving in financial and operating positions with a public company, his financial expertise including serving as Chief Financial Officer of a privately held company, and his accounting certification.

Philip W. Gibbs

Mr. Gibbs, 54, has served as a director of Howard Bancorp and Howard Bank since 2009. Mr. Gibbs has been President and Chief Operating Officer of Hamel Builders, Inc. since it was founded in 1998. He was a co-founder and is a co-owner of this full-service building firm that provides construction management, design-build and general contracting services in the Mid-Atlantic region. He is also the Vice President of Hamel Commercial, Inc., also a third party general contractor, and has held this position since 1998. He is currently a member of the Compensation Committee of the boards of directors of both Howard Bancorp and Howard Bank. In 2009 Mr. Gibbs was named Anne Arundel County Philanthropist of the Year for his continued annual contributions to over 50 charities. In addition to gift giving, Mr. Gibbs presently serves on the boards of the Anne Arundel Medical Center Foundation and the Anne Arundel Affordable Housing Coalition. He is current Chairperson for the Archdiocese Capital Campaign and past Parent Chair of the St. Mary’s Fleur De Lis Fund. Mr. Gibbs also serves on many community Advisory Committees including: Johns Hopkins National Pediatric Care; Anne Arundel County Boys & Girls Club; and Catholic Charities. Through the Gibbs Family Fund, Mr. Gibbs has endowed student scholarships at East Carolina University and St. Mary’s School in Annapolis, Maryland. Mr. Gibbs is currently a member of the Compensation Committee of the boards of directors of both Howard Bancorp and Howard Bank.

13

The boards of directors of Howard Bancorp and Howard Bank believe that Mr. Gibbs’ qualifications for serving on the boards of directors include his entrepreneurial, financial and operational expertise and extensive knowledge of the real estate industry.

Barbara K. Lawson

Ms. Lawson, 66, has served as a director of Howard Bancorp and Howard Bank since 2008. Ms. Lawson is a partner of the Synergies Consulting Group and until 2008 was the president and CEO of the Columbia Foundation. Prior to that she served in a variety of not for profit leadership roles, including the Traditional Acupuncture Foundation, the National Institute of Mental Health and the American Red Cross with the latter including refugee and relief work assignments. She is a graduate of Leadership Howard County, is a founding advisory board member of the Women’s Giving Circle, the Howard County Police Foundation and Vision Howard County and has received the Audrey Robbins Humanitarian award and is an inductee in the Howard County Women’s Hall of Fame and the 2005 Top Hundred Maryland’s Women. Ms. Lawson is currently a member of the Governance and Nominating Committee of the boards of directors of both Howard Bancorp and Howard Bank.

The boards of directors of each of Howard Bancorp and Howard Bank believe that Ms. Lawson’s qualifications for serving on the boards of directors include her management and consulting skills and her long-standing affiliations with the local business community.

Kenneth C. Lundeen

Mr. Lundeen, 68, has served as a director of Howard Bancorp since its formation in 2005 and has served as a director of Howard Bank since 2004. Mr. Lundeen is President, Chief Executive Officer, and a co-owner of Environmental Reclamation Company, a diversified environmental services company, and has held this position for more than five years. Mr. Lundeen served as the President and Chief Executive Officer of C.J. Langenfelder & Son, Inc., a diversified construction contracting firm (1995-2004), and as Chairman of its successor Conrad Capital Corporation, an asset holding company (2004-2012). Mr. Lundeen served on the board of directors of the Baltimore branch of the Federal Reserve Bank of Richmond (2001-2006). He is an attorney and actively practiced in Maryland, specializing in corporate and business law and representing small to medium-sized private and publicly held companies, from 1972 until 1988. Mr. Lundeen is an organizing director of Howard Bank and is currently a member of the Governance and Nominating Committee and the Executive Committee of the boards of directors of both Howard Bancorp and Howard Bank.

The boards of directors of each of Howard Bancorp and Howard Bank believe that Mr. Lundeen’s qualifications for serving on the boards of directors include his legal and management experience and his knowledge of the banking industry gained though his service at the Federal Reserve Bank and as a director of Howard Bank and Howard Bancorp since their formation.

Richard H. Pettingill

Mr. Pettingill, 77, has served as a director of Howard Bancorp since its formation in 2005 and has served as a director of Howard Bank since 2004. Mr. Pettingill has been the President of Dick Pettingill Commercial Real Estate Brokerage, Inc., a commercial real estate brokerage firm, since 1998. He has had multiple experiences working in commercial real estate in the Baltimore Washington Corridor since 1978, including a ten year assignment as Senior Vice President and partner of Casey & Associates/ONCOR International. He is a past President of the Howard County Chamber of Commerce and the Columbia Rotary Club. Additionally, he was the founding Chairman of the Howard County Economic Development Authority established in 1991 and served on that Board for more than eight years. Mr. Pettingill served on the Board of Maryland Chamber of Commerce and was the Treasurer of their PAC for four years through 2006. Mr. Pettingill served as a director of Commercial & Farmers Bank until its acquisition by Farmers & Mechanics Bank in 1999, and continued on the F&M Advisory Board for many years thereafter. Mr. Pettingill is an organizing director of Howard Bank and is currently a member of the Compensation Committee of the boards of directors of both Howard Bancorp and Howard Bank.

14

The boards of directors of Howard Bancorp and Howard Bank believe that Mr. Pettingill’s qualifications for serving on the boards of directors include his commercial real estate expertise, his industry experience and knowledge gained through service on the boards of other financial institutions, and his extensive community contacts.

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS; CORPORATE GOVERNANCE

The Board of Directors of the Company met eleven times during 2012. All members of the Board of Directors attended at least 75% of the meetings held by the Board of Directors and by all committees on which such member served during 2012. There currently are four standing committees of our Board of Directors:

Audit Committee

Executive Committee

Governance and Nominating Committee

Compensation Committee

Corporate Governance

The Board of Directors is committed to fulfill its responsibilities to stockholders and other Company stakeholders consistent with sound corporate governance policies adopted by the Board on behalf of the Company that incorporate the best contemporary standards and practices. Among other polices, we have adopted a code of conduct that applies to our employees, including our Chief Executive Officer and our Chief Financial Officer, and a separate code of conduct that applies to our non-employee directors. These policies provide our directors, senior management and all our employees with a framework that defines responsibilities, sets high standards of professional and personal conduct, and promotes compliance with the various financial, ethical, legal and other obligations and responsibilities applicable to the Company.

The Company’s codes of conduct and other corporate governance policies can be viewed at the About Us - Corporate Governance section of Howard Bank’s website www.howardbank.com.

Board Leadership Structure; Lead Independent Director

Currently, our President and Chief Executive Officer also serves as the Chairman of the Board. The Company believes this leadership structure is most appropriate for us because we believe having the CEO serve as Chairman fosters an alignment of various company leadership duties, and that having the person most familiar with all aspects of the Company’s day to day operations lead the Board enhances accountability and effectiveness.

In addition to the Chairman of the Board, which is the only Board position filled by a member of management, the Board of Directors has established the position of Lead Independent Director. Mr. Latta currently serves as the Lead Independent Director.

The Lead Independent Director provides leadership to and reports to the Board focused on enhancing effective corporate governance, provides a source of Board leadership complementary to, collaborative with and independent of the leadership of the Board Chair/CEO, and promotes best practices and high standards of corporate governance.

The Lead Independent Director serves as a member of the Executive Committee, the Governance and Nominating Committee and any other committee of the Board to which he is appointed.

15

Board’s Role in Risk Oversight

The Board of Directors has an active role in overseeing and monitoring our risk management processes. The Board of Directors regularly reviews information regarding the Company’s asset quality, securities portfolio, capital, liquidity, compensation, financial reporting, strategic plan, products, security and operations. The Board of Directors oversees the risk management process through correlated committee processes and through Board management of, and/or participation in, these committees. The Compensation Committee is responsible for overseeing the management of risks related to our executive and non-executive compensation plans. The Audit Committee has responsibility for oversight of financial reporting, information technology, security and regulatory risks. The Governance and Nominating Committee manages risk associated with the Board of Directors, including independence and competence of the directors. The Executive Committee is responsible for oversight of the management of risks associated with our policies and procedures related to financial management, interest rate sensitivity, liquidity, investment, and capital, and is also responsible for management of risk associated with loans and reviews loans as set forth in the Bank’s loan policies.

We also have an internal audit provider that reports to the Audit Committee. On an annual basis, or more frequently if required, the Audit Committee approves a schedule of internal reviews and audits for this firm to complete. This firm reports the findings from these reviews and audits to the Audit Committee on at least a quarterly basis. The Chair of the Audit Committee makes a full report of each finding to the full Board of Directors.

The Board of Directors does not believe that the administration of its risk oversight function has had any effect on its leadership structure as described above.

Committees of the Board of Directors

Audit Committee

The Board of Directors of the Company has established a standing Audit Committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee is responsible for the selection, review and oversight of the Company’s independent registered public accounting firm; the approval of all audit, review and attest services provided by the independent public accounting firm; the integrity of the Company’s reporting practices; and evaluation of the Company’s internal controls and accounting procedures. It also periodically reviews audit reports with the Company’s independent public accounting firm. The Audit Committee is responsible for the selection, review and oversight of the Company’s outsourced internal audit company. The Board of Directors has adopted a written charter for the Audit Committee, a copy of which can be viewed at the About Us - Corporate Governance section of Howard Bank’s website www.howardbank.com. The Audit Committee is currently comprised of Mr. Basir, the Chairman, and Messrs. Ebersberger, Hartson, Meyers and Talkin. Each of the members of the Audit Committee is independent, as determined under the definition of independence set forth in the rules and listing standards of the NASDAQ Stock Market LLC. During 2012 the Audit Committee of the Company met seven times. The Board of Directors has determined that Mr. Meyers is an “audit committee financial expert” as that term is defined by the rules and regulations of the Securities and Exchange Commission.

The Audit Committee is also responsible for the pre-approval of all non-audit services provided by the Company’s independent registered public accounting firm. Non-audit services are only provided by the Company’s auditors to the extent permitted by law. Pre-approval is required unless a "de minimis" exception is met. To qualify for the "de minimis" exception: the aggregate amount of all such non-audit services provided to the Company must constitute not more than five percent of the total amount of revenues paid by the Company to its independent public accounting firm during the fiscal year in which the non-audit services are provided; such services were not recognized by the Company at the time of the engagement to be non-audit services; and the non-audit services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by one or more members of the Committee to whom authority to grant such approval has been delegated by the Committee.

16

Governance and Nominating Committee

The Governance and Nominating Committee is responsible for: assisting, advising and making recommendations to the Board of Directors on corporate governance matters, including the identification, selection, and recommendation of qualified individuals to become Board members; selecting and recommending that the Board approve the director nominees for the annual meeting of stockholders; developing and recommending to the Board a set of corporate governance guidelines; developing and recommending a Board committee structure and recommending the membership and chairs of committees; overseeing the evaluations of the Board; and overseeing the succession planning for the Chief Executive Officer. The charter for the Governance and Nominating Committee can be viewed at the About Us - Corporate Governance section of Howard Bank’s website www.howardbank.com.

The Governance and Nominating Committee identifies nominees for the Board of Directors by first evaluating the current Board members willing to continue serving as directors. Current Board members with skills and experience that are relevant to our business and who are willing to continue their service are first considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining new skills, backgrounds and perspective, in light of our developing needs. If a vacancy exists, the Committee solicits suggestions for director candidates from a number of sources, which can include other Board members, management, and individuals personally known to members of the Board.

Pursuant to our guidelines for selecting potential new board members, in selecting and evaluating persons to recommend to the Board as nominees for director, the Governance and Nominating Committee strives to select persons who have high integrity and relevant experience and who bring a diverse set of appropriate skills and backgrounds to the Board. In this regard, the Governance and Nominating Committee also gives consideration to matching the geographic base of candidates with the geographic coverage of the Company, and to diversity on the Board that reflects the community that we serve. The Governance and Nominating Committee will also take into account whether a candidate satisfies the criteria for “independence” under NASDAQ’s listing standards. These factors are subject to change from time to time.

The Governance and Nominating Committee also evaluates candidates for nomination to the Board of Directors who are recommended by stockholders. Stockholders who wish to recommend individuals for consideration by the Governance and Nominating Committee to become nominees for election to the Board may do so by submitting a written recommendation to the Company’s Secretary at its executive offices. Submissions must include: (i) all information relating to such person that would indicate such person’s qualification to serve on the Board of Directors, including that information set forth in Article I, Section 1.10 of our Bylaws; (ii) such other information relating to such person that is required to be disclosed in connection with solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934; (iii) an indication of whether such individual can read and understand basic financial statements; and (iv) Board committee memberships for the Governance and Nominating Committee to consider. A written consent of the individual to stand for election if nominated and to serve if elected by the stockholders must accompany the submission. The Governance and Nominating Committee will consider recommendations received by a date not later than 120 days before the anniversary date of the mailing of the Company’s proxy materials in connection with the prior year’s annual meeting of stockholders for nomination at the next annual meeting. The Governance and Nominating Committee will consider nominations received beyond that date at the annual meeting subsequent to the next annual meeting.

There is no difference in the manner in which the Governance and Nominating Committee evaluates candidates for membership on the Board based on whether such candidate is recommended by a stockholder, the Governance and Nominating Committee, a director or by any other source. No submission for Board nominees by a stockholder was received by the Company with respect to the Meeting.

The Governance and Nominating Committee is currently comprised of Mr. Sachs, the Chairman, Ms. Lawson, Ms. Staton and Messrs. Latta and Lundeen. Each of the members of the Committee is independent, as determined under the definition of independence set forth in the rules and listing standards of the NASDAQ Stock Market LLC. During 2012 the Governance and Nominating Committee of the Company met seven times.

17

Compensation Committee

The Compensation Committee assists, advises and makes recommendations to the Board of Directors on executive and director compensation matters, including evaluating and recommending to the Board compensation and benefit plans for executives and directors of the Company, as well as evaluating the performance of the Company’s executives. The Compensation Committee also has been delegated responsibility for making certain compensation decisions relating to the Company’s executives and under the Company’s equity compensation plans. The Compensation Committee solicits the recommendation of our Chairman, President and Chief Executive Officer with respect to compensation determinations concerning our three other executive officers, but does not delegate its authority with respect to compensation matters to any other person.

The Compensation Committee also may request others, including compensation consultants and legal counsel, to attend meetings or to provide relevant information to assist the committee in its work. In this connection, the Compensation Committee has the authority to retain compensation and benefits consultants and legal counsel used to assist the committee in fulfilling its responsibilities. The Compensation Committee did not retain a compensation consultant during the year ended December 31, 2012.

The charter for the Committee can be viewed at the About Us - Corporate Governance section of Howard Bank’s website www.howardbank.com.

The Compensation Committee is currently comprised of Mr. Clark, the Chairman, and Messrs. Arnold, Gibbs, Latta, Pettingill and Smith. Each of the members of the Committee is independent, as determined under the definition of independence set forth in the rules and listing standards of the NASDAQ Stock Market LLC. During 2012 the Compensation Committee of the Company met six times.

Director Attendance at Annual Meetings

It is our policy that all members of the Board of Directors are expected to attend the annual meeting of stockholders in the absence of an unavoidable conflict. Each of the fifteen members of the Board of Directors at the time of our 2012 annual meeting of stockholders were in attendance at such meeting.

18

DIRECTOR COMPENSATION

        The following table discloses all fees earned and other payments to each director for the fiscal year ended December 31, 2012.

DIRECTOR COMPENSATION
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Total ($)
		(1)
Richard G. Arnold	$-	$8,450	$8,450
Nasser Basir	10,450	-	10,450
Andrew E. Clark	12,450	-	12,450
Arthur D. Ebersberger	7,000	-	7,000
Phillip W. Gibbs	6,200	-	6,200
Robert J. Hartson	10,400	-	10,400
Paul I. Latta, Jr.	13,350	6,105	19,455
Barbara K. Lawson	7,050	-	7,050
Kenneth C. Lundeen	11,700	-	11,700
Robert N. Myers	7,850	-	7,850
Richard H. Pettingill	6,450	-	6,450
Steven W. Sachs	-	10,600	10,600
Mary Ann Scully (2)	-	-	-
Robert W. Smith, Jr.		2,750	2,750
Donna Hill Staton	9,250	-	9,250
Richard B. Talkin	5,950	-	5,950

(1)	As of December 31, 2012, our directors held outstanding options to purchase shares of our common stock as follows: Mr. Arnold – 8,035 shares; Mr. Basir – 304 shares; Mr. Clark – 6,877 shares; Mr. Hartson – 8,445 shares; Mr. Latta – 13,187 shares; Ms. Lawson – 3,454; Mr. Lundeen - 5,939 shares; Mr. Meyers – 7,938 shares; Mr. Pettingill – 5,845 shares; Mr. Sachs – 6,732 shares; and Mr. Talkin – 4,161 shares.

(2)	Ms. Scully is an executive officer and is not compensated for her services as a director.

Director Fees. Each of our non-employee directors is compensated at the rate of $500 for each meeting of our Board of Directors attended. In addition, each non-employee director is compensated for each committee meeting attended. The Chairperson of the committee is compensated at the rate of $350 per meeting attended and committee members are compensated at the rate of $250 per committee meeting attended. Director compensation is generally paid quarterly. Each non-employee director may make an annual election to have their director compensation paid in the form of cash, stock, or a mix of cash and stock. When non-employee directors elect to have their compensation paid in the form of shares of stock, the number of shares of stock awarded is equal to the total compensation earned, divided by the fair market value of our shares of common stock as of the date of award (i.e., the last business day of the calendar quarter for which the compensation is payable). The boards of directors and committees of both the Company and the Bank generally meet concurrently, and compensation is determined on the basis of such concurrent meetings being considered as one board or committee meeting.

The Lead Independent Director is also awarded per quarter, as a retainer, an additional 200 shares of our common stock.

In 2012, non-employee directors earned cash payments of $108,100, and awards of 4,308 shares of common stock as compensation for attending board of director and committee meetings, as disclosed in the above table. The directors receive no other compensation for their services.

19

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

Set forth below is certain information regarding persons who are executive officers of the Company and who are not directors of the Company or the Bank. Except as otherwise indicated, the occupation listed has been such person's principal occupation for at least the last five years.

Paul G. Brown

Mr. Brown, 58, serves as Executive Vice President of the Company, and Executive Vice President, Chief Lending Officer, Chief Client Services Officer and Chief Credit Risk Officer of Howard Bank. He has held these positions since the founding of Howard Bank in 2004 and since December 2005 with respect to the Company. Mr. Brown provides direct leadership for the relationship management activities of the Bank’s commercial and consumer lending, branch and client service areas.

Prior to joining the organizing group for Howard Bank, Mr. Brown served from 2001-2003 as the Senior Vice President of Regional Banking for Allfirst Bank (now M&T Bank).  Before joining Allfirst Bank, he served as Regional President for Keystone Bank (now M&T Bank) and Senior Vice President of Retail Banking for SunTrust Bank (1997-2000).  Mr. Brown has also held senior management positions at Citizens Bank of Maryland (now SunTrust Bank) and Maryland National Bank (now Bank of America).

Mr. Brown has over 31 years of experience in the commercial banking industry.

Charles E. Schwabe

Mr. Schwabe, 57, serves as Executive Vice President and Secretary of the Company, and Executive Vice President, Chief Administrative Officer, Chief Information Officer, Information Security Officer, Compliance Officer, Chief Operational Risk Officer and Secretary of Howard Bank. He has held these positions since the founding of Howard Bank in 2004 and since December 2005 with respect to the Company. Mr. Schwabe provides leadership for the operations, information technology, human resources, loan documentation, deposit management, marketing and other areas of administration including the Bank’s strategic partnership outsourcing arrangements.  He is also Howard Bank’s Community Reinvestment Act Officer.

Prior to joining the organizing group for Howard Bank, he was employed by Allfirst Bank (now M&T Bank) from 1988 through April of 2003.  He served as Senior Vice President and Manager for the Customer Relationship Management Program as well as the Strategy and Planning Director for the Technology, eCommerce and Operations Division.  At Allfirst Bank, he was also Vice President of Strategic Planning for the Mergers and Acquisitions Division and Vice President and Group Marketing Head for small business and retail product development and management.  Prior to working at Allfirst Bank, he was a consultant and senior manager for a marketing firm that specialized in the health care and financial services industries.

Mr. Schwabe has over 21 years of banking management experience and another seven years as a marketing strategy consultant to the banking, retail and business services industries.

George C. Coffman

Mr. Coffman, 49, serves as Executive Vice President, Chief Financial Officer and Treasurer of the Company and Executive Vice President, Chief Financial Officer, Chief Investment Officer, Treasurer and Chief Interest Rate and Liquidity Risk Officer of Howard Bank. He has held these positions since the opening of the Bank in 2004 and since December 2005 with respect to Howard Bancorp. Mr. Coffman provides leadership for the financial management and investment operations of Howard Bank. In this role, he directly manages all of the corporate accounting functions, management and regulatory reporting preparation, and compliance with accounting principles and disclosure requirements.  Mr. Coffman also is responsible for the management of interest rate risk, budgeting and financial planning, and tax planning and reporting.  Other duties include directing the investment portfolio, as well as overall funds management, and investor relations. Mr. Coffman is a Certified Public Accountant. He also serves as the Bank’s Chief Investment Officer.

20

Prior to joining the organizing group of  Howard Bank, Mr. Coffman held several senior financial management positions at Maryland-based financial institutions, including Mercantile Bank in Baltimore (now PNC Bank), Farmers & Mechanics Bank in Frederick (now PNC Bank), Sequoia Bank in Bethesda (now United Bank), and Citizens Bank of Maryland in Laurel (now SunTrust Bank).

Mr. Coffman has more than 24 years of experience in the operations, accounting, investment and finance areas of commercial banks in the central Maryland area.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Prior to Howard Bank’s initial capital offering, the organizing directors of Howard Bank and certain other organizing investors purchased an aggregate of 238,750 shares of Howard Bank’s common stock at a purchase price of $20.00 per share. The primary purpose of this “organizational offering” was to provide Howard Bank with the capital necessary to fund some of its initial organizational and prepaid operating expenses.

In recognition of the financial and organizational risk undertaken by the purchasers in the organizational offering, each purchaser in the organizational offering received a warrant to purchase 0.25 shares of common stock at $20.00 per share for every share that they purchased in the organizational offering. As a result, Howard Bank issued warrants to purchase an aggregate of 56,250 shares of common stock to the purchasers in the organizational offering.

The warrants are exercisable in whole or in part until August 30, 2014. The warrants and the shares of common stock issuable upon the exercise of the warrants are transferable subject to compliance with applicable securities laws.

Upon the effective date of the share exchange (December 15, 2005), the date on which the Company became the owner of all outstanding shares of stock of the Bank, pursuant to the Plan of Reorganization and Articles of Share Exchange which were approved at the Howard Bank 2005 Annual Meeting of Stockholders, the number of Howard Bank stock options and warrants were adjusted to reflect the exchange of two shares of the Company’s common stock for each share of the Bank’s common stock.

Howard Bank and the Company may engage in transactions in the ordinary course of business with some of its directors, executive officers, holders of five percent or more of any class of our securities and entities and individuals affiliated with those persons. In addition, Howard Bank has had in the past, and may have in the future, banking transactions, including making loans to and loan guarantees on behalf of, with directors, executive officers, holders of five percent or more of any class of our securities and the business and professional organizations in which they are associated in the ordinary course of business. All such transactions will be made on terms that are no less favorable to us than those that could be obtained at the time from unaffiliated third parties and otherwise in accordance with applicable law. Further, any loans, loan commitments and loan guarantees are and will be made in accordance with all applicable laws and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans to unrelated persons. In addition, a majority of our independent directors must approve all material affiliated transactions and loans that are in excess of $500,000, including any forgiveness of loans, with our directors, executive officers, holders of five percent or more of any class of our securities, and entities and individuals affiliated with such persons.

In the opinion of management, these transactions do not and will not involve more than the normal risk of collectability or present other unfavorable features. Directors or officers with any personal interest in any loan application are excluded from considering any such loan application. The aggregate amount of loans outstanding to Howard Bank’s directors, executive officers and their affiliates at December 31, 2012 was approximately $15.8 million.

21

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

The federal securities laws require that our directors and executive officers and persons holding more than ten percent of our outstanding shares of common stock report their ownership and changes in such ownership on Forms 3, 4 and 5 to the Securities and Exchange Commission and to us. Securities and Exchange Commission rules require disclosure in the Company’s proxy statement or Annual Report on Form 10-K of the failure of an officer, director or ten percent beneficial owner to file a Form 3, 4 or 5 on a timely basis. Relying on representations of its directors and executive officers subject to Section 16 and copies of reports filed with the SEC, we believe that no director or executive officer of the Company failed to timely file such ownership reports during the year ended December 31, 2012. We are not aware of any stockholders that own 10% of our common stock.

22

Item 2. APPROVAL OF THE 2013 EQUITY INCENTIVE PLAN

Introduction

The Board of Directors has approved and is proposing for stockholder approval the Howard Bancorp, Inc. 2013 Equity Incentive Plan (the “2013 Incentive Plan”). To date, no grants have been made under the 2013 Incentive Plan.

The purpose of the 2013 Incentive Plan is to advance the interests of the Company by providing directors and selected employees of Howard Bancorp, Howard Bank and their affiliates with the opportunity to acquire shares of common stock. By encouraging stock ownership, we seek to attract, retain and motivate the best available personnel for positions of substantial responsibility, to provide additional incentive to directors and selected employees of Howard Bancorp, Howard Bank and their affiliates to promote the success of the business as measured by the value of our shares, and generally to increase the commonality of interests among directors, employees, and other stockholders.

The 2013 Incentive Plan provides for the grant of stock options (including incentive stock options within the meaning of section 422 the Internal Revenue Code of 1986, as amended (the “Code”) and non-qualified stock options), stock appreciation rights, restricted or unrestricted stock awards, phantom stock, performance awards, and other stock-based awards, or any combination of the foregoing, in accordance with the terms thereof. As of April 26, 2013, no awards were outstanding under the 2013 Incentive Plan.

Our Board of Directors believes that grants of restricted stock, stock options and other stock-based awards are important to attract and to encourage the continued employment and service of officers, key employees, directors and service providers by facilitating their purchase of a stock interest in Howard Bancorp. In the Board of Directors’ view, an initial or increased grant of shares of restricted stock, stock option grant or other stock-based award will be a valuable incentive and will serve to the ultimate benefit of stockholders by aligning more closely the interests of participants and stockholders.

We currently have two other equity incentive plans with shares available for future awards, our 2004 Stock Incentive Plan (the “2004 Stock Incentive Plan”) and our 2004 Incentive Stock Option Plan (the “2004 Incentive Stock Option Plan” and, together with the 2004 Stock Incentive Plan, the “Prior Plans”). As of April 26, 2013, there were 40,926 shares of our common stock available for grant under the 2004 Stock Incentive Plan and 141,250 shares of common stock available for grant under the 2004 Incentive Stock Option Plan. While the Board of Directors believes that the number of shares available for grant under the Prior Plans is sufficient to meet our anticipated short-term needs, the Prior Plans expire in 2014. Therefore, the Company needs to adopt a new equity compensation plan in order for the Company to be able to grant awards of restricted stock, stock options, and other forms of equity compensation to our employees and directors after the plans expire next year. If stockholders approve the 2103 Incentive Plan, then the Prior Plans will terminate and no additional shares or share awards will be granted under those plans, but options and other awards granted under such plans prior to their termination date will remain outstanding. If the 2013 Incentive Plan is not approved by stockholders, Howard Bancorp will continue making grants under the Prior Plans until the Prior Plans terminate, to the extent shares are available under such Plans.

All of the Company’s, Howard Bank’s and their affiliates’ employees, including executive officers, non-employee directors, and all other individuals providing bona fide services to or for the Company, Howard Bank or an affiliate, such as consultants and independent contractors (“Eligible Persons”), are eligible to receive grants of Awards under the 2013 Incentive Plan. As of April 26, 2013, there were approximately four executive officers, 68 employees, no service providers and 15 non-employee directors of the Company and Howard Bank who would be eligible to be selected by the Administrator to receive Awards under the 2013 Incentive Plan.

We intend to file a registration statement under the Securities Act of 1933, as amended, to register the sale of the shares of common stock to be issued pursuant to the 2013 Incentive Plan.

23

Approval of the 2013 Incentive Plan requires the affirmative vote of a majority of the votes cast on the matter at the Meeting. Directors and executive officers of the Company as a group have the power to vote or direct the voting of 994,538 shares of our common stock, or approximately 25% of the shares of common stock outstanding on the Record Date, and have indicated their intention to vote “FOR” the approval of the 2013 Incentive Plan.

The Board of Directors recommends a vote FOR approval of the 2013 Equity Incentive Plan.

New Plan Benefits

No benefits or amounts have been granted, awarded or received under the 2013 Incentive Plan. Because participation and the types of awards under the 2013 Incentive Plan are subject to the sole discretion of the Administrator, it is not possible to determine the benefits or amounts that will be received by any participant or group if our stockholders approve the 2013 Incentive Plan.

Description of the 2013 Equity Incentive Plan

A summary of the material provisions of the 2013 Incentive Plan is set forth below. This summary is qualified in its entirety by the detailed provisions of the 2013 Incentive Plan. A copy of the 2013 Incentive Plan is attached as Appendix A to this Proxy Statement. Terms not otherwise defined have the meanings assigned to such terms in the 2013 Incentive Plan.

Administration

The 2013 Incentive Plan is administered by the Board or a committee that may be appointed by the Board (the “Administrator”). We expect the Compensation Committee of the Board of Directors to administer the 2013 Incentive Plan. In addition, as permitted by applicable law, the Board may authorize an officer or officers to grant Awards, other than stock Awards, to other officers and employees of Howard Bancorp and its affiliates, who serves as the Administrator of the 2013 Incentive Plan to the extent authorized. Subject to the terms of the 2013 Incentive Plan, the Administrator may determine the eligible persons to whom awards are granted, the type of awards to be granted, the number of shares of common stock covered by or used for reference purposes for each Award, whether to modify, amend, extend or renew existing Awards, and the terms, limitations, restrictions and conditions of all Awards, including the exercise price of options, whether an option is an incentive stock option or a non-qualified stock option, exceptions to nontransferability, any performance goals applicable to Awards and provisions relating to vesting and the period of exercise or restriction.

Subject to the provisions of the 2013 Incentive Plan, the Administrator may construe and interpret the 2013 Incentive Plan and Awards granted under the 2013 Incentive Plan (including the agreements evidencing such Awards). The Administrator may adopt and interpret such rules and regulations relating to the 2013 Incentive Plan as the Administrator deems necessary or advisable, and make all other determinations for the administration of the 2013 Incentive Plan. The determinations of the Administrator on the matters outlined above are binding and final.

Stock Subject to the Plan

The maximum number of shares of our common stock that may be issued with respect to Awards granted under the 2013 Incentive Plan is 500,000 plus (i) any shares of common stock that are available under the Prior Plans as of their respective termination date, (ii) any shares of restricted stock granted under the 2004 Stock Incentive Plan that revert back to the Company, and (iii) shares of common stock subject to options granted under the Prior Plans that expire or terminate without having been fully exercised. In no event, however, may the number of shares issuable pursuant to incentive stock options exceed 500,000.

If our outstanding common stock changes as a result of a stock dividend, spin-off, stock split split-up, recapitalization, reclassification, reorganization, combination or exchange of shares, merger, consolidation, liquidation, business combination or similar event, then (a) the maximum number of shares of common stock as to which Awards may be granted under the 2013 Incentive Plan and (b) the number of shares covered by and the exercise price and other terms of outstanding Awards will automatically be adjusted to reflect such event, unless the Board of Directors determines that no adjustment to the maximum number of shares issuable under the 2013 Incentive Plan will be made.

24

If an option expires or terminates without having been fully exercised, or if shares of restricted stock are forfeited, then the unissued shares of common stock that had been subject to the Award will be available for the grant of additional Awards.

Restricted and Unrestricted Stock Awards

The Administrator may grant shares of restricted or unrestricted stock, subject to the terms and conditions in the 2013 Incentive Plan. Shares of restricted stock granted under the 2013 Incentive Plan will consist of shares of common stock that are restricted as to transfer, subject to forfeiture, and subject to such other terms and conditions as determined by the Administrator, including but not limited to duration of service or the achievement of one of more performance goals (as discussed further below). Generally, if the Participant’s employment or service as a director terminates during the vesting period for any reason other than in connection with a change of control or because of the Participant’s, death or Disability, any shares of unvested restricted stock will be forfeited. Under the 2013 Incentive Plan, the Administrator may, on such terms and conditions as it may determine to be appropriate, remove any or all of the restrictions imposed on any Award of restricted stock after the issuance of such Award on such terms and conditions as the Administrator deems appropriate.

Stock Options

The 2013 Incentive Plan permits the granting of options to purchase shares of common stock intended to qualify as incentive options under the Code and options that do not qualify as incentive options. Incentive stock options may only be granted to employees of the Company, Howard Bank or an eligible affiliate on the date of grant. Each option granted under the 2013 Incentive Plan will be identified either as a non-qualified stock option or an incentive stock option and will be evidenced by an Agreement that specifies the terms and conditions of the option.

The exercise price of each option will be determined by the Administrator but may not be less than 100% of the fair market value of Howard Bancorp’s common stock on the date of grant. However, in the case of an incentive stock option granted to an employee who, on the date of grant, is the beneficial owner of at least 10% of the common stock, the exercise price may not be less than 110% of the fair market value of the common stock on the date of grant.

The period during which an option granted under the 2013 Incentive Plan will be exercisable, as determined by the Administrator, will be set forth in the agreement evidencing the option Award. However, an incentive stock option may not be exercisable for more than ten years from its date of grant.

Other Awards

The Administrator may also award:

Stock Appreciation Rights. The Administrator may from time to time grant to eligible participants Awards of Stock Appreciation Rights (“SARs”). The holder of a SAR is entitled to receive upon exercise the excess of the fair market value (calculated as of the exercise date) of a specified number of shares of Howard Bancorp’s common stock over the base price per share of the SAR, which may not be less than the fair market value on the date of grant. Payment by Howard Bancorp of the amount receivable upon any exercise of a SAR may be made by the delivery of common stock, cash or any combination of common stock and cash, as specified in the Grant Agreement or as determined in the sole discretion of the Administrator. No fractional shares will be used for such payment and the Administrator will determine whether cash shall be given in lieu of such fractional shares or whether such fractional shares shall be eliminated.

Phantom Stock. The Administrator grant Awards to eligible participants denominated in stock-equivalent units. A grant of phantom stock entitles the holder thereof to receive the market value of an equivalent number of shares of common stock on the settlement date determined by the Administrator. An Award of Phantom Stock may be settled in common stock, cash or in a combination of common stock and cash. The Administrator will determine the other terms and conditions of any phantom stock award, which will be set forth in the agreement evidencing the Award.

25

Performance Awards. The Administrator may, in its sole discretion, grant Performance Awards under the 2013 Incentive Plan, which become payable on account of attainment of one or more Performance Goals established by the Administrator. Performance awards may be paid by the delivery of common stock, cash or any combination of common stock and cash.

Performance Goals established by the Administrator may be based on one or more business criteria that apply to either an individual or group of individuals, Howard Bancorp, Howard Bank and/or one or more of its affiliates and over such period as the Administrator may designate. Such Performance Goals can be based on operating income, earnings or earnings growth, sales, return on assets, equity or investments, regulatory compliance, satisfactory internal or external audits, improvement of financial ratings, achievement of balance sheet or income statement objectives, implementation or completion of one or more projects or transactions, or any other objective goals established by the Administrator, and may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated.

Other Stock-Based Awards

The Administrator is also authorized to grant other stock-based awards to eligible Participants that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to our common stock, subject to terms and conditions in the 2013 Incentive Plan.

General Provisions

Transferability. Except as otherwise determined by the Administrator and set forth in the agreement evidencing an Award (and in any case with respect to an incentive stock option), no Award granted under the 2013 Incentive Plan is transferable other than by will or the applicable laws of descent and distribution in the event of the participant’s death, or pursuant to the terms of a “qualified domestic relations order” (as defined in Section 414(p) of the Code). Unless otherwise determined by the Administrator, during the grantee’s lifetime, an Award may be exercised only by the grantee or, during a period the grantee is under a legal disability, by the grantee’s guardian or legal representative.

Change of Control. In the event of a change of control of Howard Bancorp (as defined in the 2013 Incentive Plan), holders of options and other Awards that are exercisable or convertible, or that become exercisable or convertible upon or prior to a change of control as provided for in the agreement evidencing such Award, may exercise or convert such Awards immediately prior to the change of control. If the agreement evidencing the Award makes no provision for the acceleration of exercisability or conversion of the Award in connection with a change of control, any unvested portion of such Award may terminate upon the change of control.

Amendments, Termination and Modification. The Board of Directors may at any time for any reason amend or discontinue the 2013 Incentive Plan, but no such action may be taken that adversely affects any rights under an outstanding Award without the holder's consent. However, after the 2013 Incentive Plan has been approved by the Company’s stockholders, the Board of Directors may not amend or modify the 2013 Incentive Plan or any portion thereof without the approval of the Company’s stockholders if stockholder approval of the amendment is required by applicable law, rules or regulations. Furthermore, the Administrator may not amend or modify any Award if such amendment or modification would require the approval of the stockholders if the amendment or modification were made to the 2013 Incentive Plan.

Term of the 2013 Incentive Plan. Unless sooner terminated by the Board, the 2013 Incentive Plan will terminate ten years from the date that it is approved by the stockholders, or May 29, 2023. The termination of the 2013 Incentive Plan will not, however, affect the validity of any Awards outstanding on the date of termination.

Summary of Certain Federal Income Tax Consequences

The following discussion briefly summarizes certain United States federal income tax aspects of Awards granted pursuant to the 2013 Incentive Plan. State and local tax consequences may differ.

26

Incentive Stock Options. An option holder will not recognize income on the grant or exercise of an incentive stock option. However, the difference between the exercise price and the fair market value of the stock on the date of exercise is an adjustment item that is required to be included in income for purposes of the alternative minimum tax.

The general rule is that gain or loss from the sale or exchange of shares of common stock acquired on the exercise of an incentive stock option will be treated as capital gain or loss; provided, however, that if certain holding period requirements are not satisfied the option holder generally will recognize ordinary income at the time of the disposition. Gain recognized on the disposition in excess of the ordinary income resulting there from will be capital gain, and any loss recognized will be a capital loss.

Non-qualified stock options, stock appreciation rights, awards of phantom stock and performance awards. A grantee generally is not required to recognize income on the grant of a non-qualified stock option, stock appreciation right, phantom stock award or performance award. Instead, ordinary income generally is required to be recognized on the date the non-qualified stock option or stock appreciation right is exercised or in the case of an award of phantom stock or a performance award on the date of payment of such Award in cash or shares of common stock. In general, the amount of ordinary income required to be recognized (a) in the case of a non-qualified stock option, is an amount equal to the excess, if any, of the fair market value of the shares of common stock on the exercise date over the exercise price, (b) in the case of a stock appreciation right, the amount of cash and the fair market value of any shares of common stock received on exercise, and (c) in the case of an award of phantom stock or a performance award, the amount of cash and the fair market value of any shares of common stock received. In all three of these instances, ordinary income also includes the amount of any taxes withheld upon payment of the Award.

Restricted Stock. Shares of restricted stock awarded under the 2013 Incentive Plan will be subject to a substantial risk of forfeiture for the period of time specified in the Award. Unless a grantee of shares of restricted stock makes an election under Section 83(b) of the Code as described below, the grantee generally is not required to recognize ordinary income on the award of restricted stock. Instead, on the date the substantial risk of forfeiture lapses, the grantee will be required to recognize ordinary income in an amount equal to the excess, if any, of the fair market value of the shares of common stock on such date over the amount, if any, paid for such shares. If a grantee makes a Section 83(b) election to recognize ordinary income on the date the shares are awarded, the amount of ordinary income required to be recognized is an amount equal to the excess, if any, of the fair market value of the shares on the date of award over the amount, if any, paid for such shares. In such case, the grantee will not be required to recognize additional ordinary income when the substantial risk of forfeiture lapses.

Unrestricted Stock. In general, a grantee is required to recognize ordinary income on the date of issuance of unrestricted shares of common stock to the grantee equal to the excess, if any, of the fair market value of such shares on such date over the amount, if any, paid for such shares.

Gain or Loss on Sale or Exchange of Common Stock. A grantee will recognize gain or loss upon the sale or exchange of shares of common stock granted or awarded under the 2013 Incentive Plan. In general, gain or loss from the sale or exchange of shares of common stock granted or awarded under the 2013 Incentive Plan will be treated as capital gain or loss, provided that the shares are held as capital assets at the time of the sale or exchange. Whether such capital gain or capital loss is long-term or short-term will depend upon the period of time the grantee holds the shares once they are acquired. In the case of restricted stock, the holding period begins immediately if the Section 83(b) election described above is made; otherwise, the holding period does not begin until the substantial risk of forfeiture lapses. However, if certain holding period requirements are not satisfied at the time of a sale or exchange of shares of common stock acquired upon exercise of an incentive stock option (a “disqualifying disposition”), a grantee generally will be required to recognize ordinary income upon such disposition.

The capital gain or loss will be equal to the difference between the selling price and the optionee’s basis in the stock. For options, the basis is generally the sum of the option price plus the amount of taxable income the optionee reported upon the exercise of the option.

27

Deductibility by Howard Bancorp. Howard Bancorp generally is not allowed a deduction in connection with the grant or exercise of an incentive stock option. However, if a grantee is required to recognize income as a result of a disqualifying disposition, Howard Bancorp will generally be entitled to a deduction equal to the amount of ordinary income so recognized. In general, in the case of a non-qualified stock option (including an incentive stock option that is treated as a non-qualified stock option, as described above), a stock appreciation right, a stock award, an award of phantom stock or a performance award, Howard Bancorp will be allowed a deduction in an amount equal to the amount of ordinary income recognized by the grantee, provided that certain income tax reporting requirements are satisfied.

Parachute Payments. Where payments to certain persons that are contingent on a change in control exceed limits specified in Section 280G of the Code, the person generally is liable for a 20% federal excise tax on, and the corporation or other entity making the payment generally is not entitled to any deduction for, a specified portion of such payments. Under the 2013 Incentive Plan, the Administrator may grant options and other Awards for which the vesting is accelerated by a change in control of Howard Bancorp. Such accelerated vesting would be relevant in determining whether the excise tax and deduction disallowance rules would be triggered.

Performance-Based Compensation. Subject to certain exceptions, Section 162(m) of the Code disallows federal income tax deductions for compensation paid by a publicly-held corporation to certain executives to the extent the amount paid to an executive exceeds $1 million for the taxable year. The 2013 Incentive Plan has been designed to allow the grant of options, awards of restricted stock and other stock-based awards that qualify under an exception to the deduction limit of Section 162(m) for “performance-based compensation.”

Securities Authorized For Issuance Under Equity Compensation Plans

The following table sets forth certain information as of December 31, 2012, with respect to compensation plans under which equity securities of Howard Bancorp are authorized for issuance:

Equity Compensation Plan Information

Plan Category	Number of Securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance
Equity compensation plans approved by security holders (1)	160,550	$12.15	139,450
Equity compensation plans not approved by security holders (2)	234,801	$10.49	85,926
Total	395,351	$11.16	225,376

(1)   Includes the 2004 Incentive Stock Option Plan, which was approved by security holders of Howard Bank. Effective December 15, 2005, all of the then stockholders of Howard Bank became stockholders of Howard Bancorp.

(2)   Includes the 2004 Stock Incentive Plan. The 2004 Stock Incentive Plan permits the granting of nonstatutory stock options (but not incentive stock options within the meaning of Code section 422), stock appreciation rights, restricted or unrestricted stock awards, phantom stock, performance awards, other stock-based awards, or any combination of the foregoing. Participation in the 2004 Stock Incentive Plan is open to all employees, officers, and directors of, and other individuals providing bona fide services to or for, the Company, or of any affiliate of the Company, as may be selected by the plan Administrator from time to time. The Administrator may also grant awards pursuant to the plan to individuals in connection with hiring, retention or otherwise, prior to the date the individual first performs services for the Company or an Affiliate, provided that such Awards shall not become vested or exercisable prior to the date the individual first commences performance of such services. 200,000 shares of our common stock are reserved for issuance under the 2004 Stock Incentive Plan, subject to adjustment. Also includes options granted under employment agreements between Howard Bank and each executive officer dated as of August 9, 2004. Under the terms of each employment agreement, each executive officer was granted options upon the effective dates of the agreements and upon issuances of additional shares of common stock for the primary purpose of increasing equity capital.

28

Item 3. NON-BINDING ADVISORY VOTE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

Compensation of the executive officers of the Company is determined by the Board of Directors based upon recommendations of and through its Compensation Committee (the “Compensation Committee”). The Compensation Committee is comprised of independent non-employee directors, and its role and composition are further described in this Proxy Statement under Compensation Committee. The Compensation Committee Overview contained in this Proxy Statement describes the Company’s executive compensation philosophy, including core principles and objectives, and how it has been implemented. The compensation paid by the Company to its four executive officers is described in this Proxy Statement under Executive Compensation.

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and related SEC regulations require, beginning in 2013, that we provide our stockholders with the opportunity to express their views, on a non-binding, advisory basis, on the compensation of our named executive officers as disclosed in this proxy statement. This vote, which is often referred to as the “say-on-pay” vote, provides stockholders with the opportunity to endorse or not endorse the compensation of our named executive officers by voting on the following non-binding, advisory resolution:

RESOLVED, that the stockholders of Howard Bancorp, Inc. (the “Company”) approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the compensation tables and related material in the Proxy Statement for the 2013 annual meeting of stockholders.

Approval of the non-binding, advisory proposal to approve the compensation of our named executive officers requires the affirmative vote of a majority of the votes cast on the matter at the Meeting. Directors and executive officers of the Company as a group have the power to vote or direct the voting of 994,538 shares of our common stock, or approximately 25% of the shares of common stock outstanding on the Record Date, and have indicated their intention to vote “FOR” the approval of the non-binding, advisory proposal to approve the compensation of our named executive officers.

Because the vote is advisory, it will not be binding upon the Board of Directors or the Compensation Committee and may not be construed as overruling a decision by the Board or the Compensation Committee, or create or imply any additional fiduciary duty on the Board. It will also not affect any compensation paid or awarded to any executive. The Board of Directors and its Compensation Committee may, however, take into account the outcome of the vote when considering future executive compensation arrangements.

The executive compensation philosophy and the executive compensation described in this proxy statement is essentially unchanged from the executive compensation program disclosed in last year’s proxy statement and that was approved by the stockholders in a non-binding resolution at last year’s annual meeting.

The Board of Directors believes that the Company’s executive compensation program is reasonable in comparison both to similar sized companies in the industry and to the Company’s performance, and that it strongly aligns the interests of the Company’s executive officers with the interests of the Company’s stockholders in the creation of long-term value of the Company as well as the components that drive long-term value.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” APPROVAL OF THE NON-BINDING ADVISORY RESOLUTION TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DESCRIBED IN THIS PROXY STATEMENT.

29

EXECUTIVE COMPENSATION

Compensation Overview

The Compensation Committee’s responsibilities with regard to compensation are to: develop and implement an annual process for evaluating the performance of the Chief Executive Officer; make recommendations to the Board concerning the compensation of the Chief Executive Officer; in consultation with the Chief Executive Officer, determine the compensation of other executives; make recommendations to the Board concerning compensation to directors; advise the Board and the Chief Executive Officer on other compensation and benefit matters; and administer various Company incentive plans.

The Company’s executive compensation philosophy embraces the following core principles and objectives:

•	Attract and retain top talent who demonstrate success and professional growth and who model the Company’s values of excellence, leadership, discipline, team work, and community spirit.
•	Reward desired performance and behavior in order to drive and enhance Company performance and achievement of its short-term and long-term goals.
•	Increase commitment through vesting ownership over time.
•	Maintain compensation competitiveness within the marketplace from which the Company accesses the desired level of talent.
•	Include a strategic emphasis on performance-based compensation, utilizing a mix of short-term and long-term incentive compensation that rewards specific performance, achievements and outcomes and aligns individual rewards with Company performance and enhancement of stockholder value.
•	Structure compensation plans so as not to encourage employees to take unnecessary or excessive risks that threaten the value of the Company and so as not to encourage the manipulation of earnings to enhance the compensation of any employee.

Under the Company’s compensation policies established by the Compensation Committee, changes in base compensation are made, and incentive compensation is awarded, based both on the individual executive officer’s performance and on the performance of the entire Company. In assessing performance for purposes of compensation decisions, the Compensation Committee considers a number of factors, including, but not limited to, achievements against individual and Company goals identified and approved at the beginning of each year. The Company also considers the total compensation and the mix of compensation paid by financial services companies with characteristics similar to those of the Company to officers with comparable responsibilities and experience.

In assessing performance for the purposes of establishing compensation, the Committee does not exclusively rely on a mechanical formula, but instead weighs the performance against goals and other factors described above as considered appropriate in the circumstances.

The Compensation Committee established an incentive compensation program for 2012 based upon the achievement of the Company’s planned results as well as individual goals of the four executive officers. If the actual 2012 results exceeded 2012 plan results, then the executives (as well as other employees) would be eligible for the award of an additional cash incentive with the eligible amount dependent upon the amount by which actual results exceeded plan results, and the amount awarded to be determined by the Compensation Committee based upon its assessment of individual achievement. As a result of the Company’s strong operating performance, successful completion of its initial public offering and private placement in July 2012, as well as individual achievements the Compensation Committee recommended, and the Board approved, incentive compensation payments to the four executive officers as follows: Chief Executive Officer, $90,000; Chief Financial Officer, $65,000; and the two other Executive Vice Presidents, $40,000.

30

Details of the executive base salaries are set forth elsewhere in this Proxy Statement. The Board of Directors approved a $30,000 increase in the Chief Executive Officer’s base salary thereby increasing it to $275,000 for 2013. The Compensation Committee approved increasing the base salary of the other three executive officers to $200,000 each for 2013.

The Company’s four executive officers are eligible for the award of incentive compensation for 2013 under incentive plans established as part of the Company’s 2013 business and profit plan approved by the Board. If the actual 2013 results equal at least 90% of 2013 plan results, then the executives (as well as all other employees) would be eligible for the award of a cash incentive. The Company’s four executive officers incentive equals a percentage of base salary of which 75% is based upon the achievement of various Company financial metrics and 25% is based upon the determination by the Compensation Committee of the executive’s achievement of individual goals.

Given the structure of and the relatively modest amounts that could potentially be awarded under the above-described incentive plans, the Committee has concluded that these plans do not serve as an inducement for any executive officer or other employee to engage in any inappropriate risk-taking activity that would threaten the value of the Company.

The Compensation Committee has direct oversight and administrative responsibility for the Company’s equity compensation plans and reports all awards to the Board of Directors. From its inception the Company has established and followed clear policies and guidelines for the award of stock options in order to assure that all option grants to acquire common stock of the Company have an exercise price no less than the market price of a share of common stock at the time of the award and that records are contemporaneously maintained in order to properly document all option awards.

31

Executive Officer Compensation

Summary Compensation Table. The following table sets forth a comprehensive overview of the compensation for Ms. Scully, our Chief Executive Officer and President, and our three other executive officers (the “named executive officers”) for the years ended December 31, 2012 and 2011.

SUMMARY COMPENSATION TABLE

			Non-Equity	All
Name and Principal			Incentive Plan	Other
Position	Year	Salary	Compensation (1)	Compensation		Total

Mary Ann Scully,	2012	$245,000	$90,000	$5,590	(2)	$340,590
Chairman, Chief Executive Officer,	2011	$245,000	$12,500	$1,745		$259,245
and President of the Company and the Bank

Paul G. Brown,	2012	185,000	40,000	2,691	(3)	227,691
Executive Vice President	2011	185,000	12,500	2,603		200,103
of the Company and the Bank,
Chief Lending Officer of the Bank

George C. Coffman,	2012	185,000	65,000	8,482	(4)	258,482
Executive Vice President and Treasurer	2011	185,000	12,500	8,482		205,982
and Chief Financial Officer
of the Company and the Bank

Charles E. Schwabe,	2012	185,000	40,000	9,202	(5)	234,202
Executive Vice President and Secretary	2011	185,000	12,500	9,442		206,942
of the Company and the Bank,
Chief Administrative Officer of the Bank

(1) Represents cash incentives based upon the executive's performance the year indicated even if paid in the following year

(2) Represents $3,845 in 401(k) matching contribution, and $1,745 in life insurance benefits

(3) Represents $1,946 in 401(k) matching contribution, and $745 in life insurance benefits

(4) Represents $7,432 in 401(k) matching contribution, and $1,050 in life insurance benefits

(5) Represents $7,432 in 401(k) matching contribution, and $1,770 in life insurance benefits

32

The following table discloses information about unexercised options outstanding as of December 31, 2012 for each of the named executive officers.

	Number of	Number of
	Securities	Securities
	Underlying	Underlying
	Unexercised	Unexercised	Option	Option
	Options:	Options:	Exercise	Expiration
	Exercisable	Unexercisable	Price	Date

Mary Ann Scully	6,387.00		$13.75	2/14/2017
	17,000.00		$13.99	1/17/2017
	6,000.00		$11.00	12/14/2015
	9,786.00		$10.50	10/31/2015
	29,356.00		$10.00	8/9/2014
	7,500.00		$10.00	8/9/2014
	76,029.00	-

Paul Brown	4,562.00		$13.75	2/14/2017
	14,200.00		$13.99	1/17/2017
	5,000.00		$11.00	12/14/2015
	6,990.00		$10.50	10/31/2015
	20,968.00		$10.00	8/9/2014
	6,250.00		$10.00	8/9/2014
	57,970.00	-

George Coffman	4,562.00		$13.75	2/14/2017
	14,200.00		$13.99	1/17/2017
	5,000.00		$11.00	12/14/2015
	6,990.00		$10.50	10/31/2015
	20,968.00		$10.00	8/9/2014
	51,720.00	-

Charles Schwabe	4,562.00		$13.75	2/14/2017
	14,200.00		$13.99	1/17/2017
	5,000.00		$11.00	12/14/2015
	6,990.00		$10.50	10/31/2015
	20,968.00		$10.00	8/9/2014
	6,250.00		$10.00	8/9/2014
	57,970.00	-

33

Employment Agreements

The following summarizes the material terms of the employment agreements between the named executive officers and Howard Bank.

Chief Executive Officer - Mary Ann Scully

Howard Bank entered into an amended and restated employment agreement with Mary Ann Scully on December 18, 2008 pursuant to which Ms. Scully serves as President and Chief Executive Officer of Howard Bancorp and Howard Bank.

The amended and restated employment agreement provides for an initial term that expires on March 31, 2011 and, unless written notice that the agreement will not be renewed is provided to Ms. Scully, is renewed for an additional year on each subsequent March 31 (beginning on March 31, 2009), such that the remaining term at each renewal will be three years. Ms. Scully’s term of employment is currently extended through March 31, 2016.

Ms. Scully’s employment agreement provides for an initial annual salary subject to annual increases as may be determined by Howard Bank’s Board of Directors. Ms. Scully’s current annual salary is set at $275,000. Ms. Scully is also entitled to a bonus as determined each year by the Bank’s board of directors and to participate in any other bonus, incentive and other executive compensation programs as are made available to the Bank’s executive management. The agreement also provides that Ms. Scully is not compensated for her services as a director.

Howard Bank may terminate Ms. Scully’s employment under the agreement for certain events constituting Cause as defined in the agreement. In addition, Howard Bank may terminate the agreement without Cause or upon Ms. Scully’s Permanent Disability as defined in the agreement, in each case upon written notice to Ms. Scully. Ms. Scully may terminate her employment at any time under the agreement.

If Howard Bank terminates Ms. Scully’s employment without Cause or upon Ms. Scully’s Permanent Disability, or Ms. Scully terminates her employment for Good Reason or upon her Permanent Disability, and a Change in Control, as defined in the agreement, has not occurred, then Ms. Scully will be entitled to receive an amount equal to her current base salary plus all benefits she is then receiving for a period equal to the remaining term of the agreement plus any incentive compensation already accrued for that year. In addition, all of her stock awards and stock options shall immediately vest upon the effective date of such termination. If the termination is due to Permanent Disability, then such amount payable will be reduced if and to the extent that Ms. Scully receives payments under any disability insurance or other program maintained by Howard Bank.

If, within 12 months following a Change in Control, Ms. Scully’s employment is terminated under the agreement by Ms. Scully for any reason or by Howard Bank without Cause, then, instead of the payments provided for above, Ms. Scully will be entitled to: (i) a lump sum payment equal to the sum of (a) 2.99 times her average annual compensation (consisting of base pay and bonus) during the most recent three years minus the aggregate present value of any other payments she receives that are treated as contingent upon the Change in Control (not including (ii), (iii) and (iv) of this sentence, and (b) a pro-rated bonus; (ii) immediate vesting of all stock awards; (iii) immediate exercisability of any unexercised stock options; and (iv) continued medical coverage for the remaining term of the agreement as available to the Bank’s other employees.

If any severance payment or distribution made to Ms. Scully is determined to be subject to the limitations of Section 280G of the Internal Revenue Code of 1986, as amended (a “Parachute Payment”), Ms. Scully will be entitled to a full tax “gross-up” to cover any excise taxes on such amount, unless the total value of all such payments and benefits (as measured for purposes of Section 280G) exceeds the taxable threshold by 10% or less, in which event the payments and benefits will instead be reduced so as to fall below the taxable threshold.

34

Ms. Scully’s employment also terminates upon mutual agreement of the parties or immediately upon her death. If her employment is terminated upon death, all of Ms. Scully’s stock awards and stock options shall immediately vest.

The agreement also contains confidentiality, non-compete and non-solicitation provisions.

Executive Officers – Messrs. Brown, Coffman, and Schwabe

On December 18, 2008, Howard Bank entered into amended and restated employment agreements with Messrs. Brown, Coffman and Schwabe pursuant to which each serves as an Executive Vice President of Howard Bank.

The amended and restated employment agreements provide for an initial term that expires on March 31, 2011 and, unless written notice that the agreement will not be renewed is provided to the executive, is renewed for an additional year on each subsequent March 31 (beginning on March 31, 2009), such that the remaining term at each renewal will be three years. The term of each executive’s employment is currently extended through March 31, 2016.

Each executive’s employment agreement provides for an initial annual salary, subject to annual increases as may be determined by the Bank’s board of directors. Each executive also may receive an annual bonus to be determined by the Bank’s board of directors. Each executive officer’s annual salary is currently set at $200,000. The executives are also entitled to a bonus as determined each year by the board and to participate in any other bonus, incentive and other executive compensation programs as are made available to the Bank’s executive management.

The other substantive provisions of Messrs. Brown, Coffman and Schwabe’s employment agreements are identical to those of Ms. Scully’s employment agreement as described above.

35

Item 4. ADVISORY VOTE ON THE FREQUENCY OF THE NON-BINDING RESOLUTION TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

The Dodd-Frank Wall Act and related SEC regulations also require that not less frequently than once every six years, SEC reporting companies obtain a non-binding stockholder vote on the frequency of the stockholder votes on executive compensation, in particular, whether the advisory vote on executive compensation should occur every one, two or three years. Accordingly, we are seeking a stockholder vote regarding whether the non-binding resolution to approve the compensation of our named executive officers should occur every year, every two years or every three years.

The Board of Directors recommends that future non-binding advisory votes to approve the compensation of our named executive officers be held every year. This recommendation is based on the fact that named executive officer compensation is evaluated, adjusted and approved by the Board of Directors or Compensation Committee, as applicable, on a yearly basis, and the belief that stockholder input with respect to our compensation program should be taken into consideration by the Board of Directors and Compensation Committee when making their annual compensation determinations.

Even though this vote neither will be binding on the Company or the Board of Directors and cannot be construed as overruling any decision made by the Board of Directors, nor will it create or imply any change in the fiduciary duties of, or impose any additional fiduciary duty on, the Company or the Board of Directors, the Board of Directors will take into account the outcome of this vote in making future decisions regarding the frequency of submitting to stockholders the non-binding advisory resolution to approve the compensation of our named executive officers.

The option of every year, every two years or every three years that receives a majority of the votes cast at the Meeting will be the frequency that has been recommended by stockholders. Because this vote is advisory and non-binding, however, if none of the frequency options receive a majority of the votes cast, the option receiving the greatest number of votes will be considered the frequency recommended by the Company’s stockholders. Directors and executive officers of the Company as a group have the power to vote or direct the voting of 994,538 shares of our common stock, or approximately 25% of the shares of common stock outstanding on the Record Date, and we expect a majority of such persons will vote their shares for a frequency of every “EVERY YEAR” with respect to how often our stockholders will vote on future non-binding advisory resolutions to approve the compensation of our named executive officer.

The Board of Directors recommends an advisory vote for a frequency of “EVERY YEAR” for future non-binding advisory resolutions to approve the compensation of our named executive officers.

36

Item 5. RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has selected Stegman & Company, independent registered public accounting firm, to audit the Company’s financial statements for the fiscal year ending December 31, 2013. Stegman & Company has audited the financial statements of the Company and Howard Bank since their organization. Representatives of Stegman & Company are expected to be present at the Meeting and available to respond to appropriate questions. The representatives also will be provided with an opportunity to make a statement, if they desire.

If the stockholders fail to ratify this appointment, the Audit Committee will reconsider whether to retain Stegman & Company and may retain that firm or another firm without resubmitting the matter to the Company’s stockholders. Even if the appointment is ratified, the Audit Committee may, in its discretion, direct the appointment of different independent registered public accounting firm at any time during the year if it determines that such change would be in the best interests of the Company and its stockholders.

Ratification of Stegman & Company requires the affirmative vote of a majority of the votes cast on the matter at the Meeting. Directors and executive officers of the Company as a group have the power to vote or direct the voting of 994,538 shares of our common stock, or approximately 25% of the shares of common stock outstanding on the Record Date, and have indicated their intention to vote “FOR” the ratification of Stegman & Company.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF STEGMAN & COMPANY AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM TO AUDIT THE COMPANY’S 2013 FINANCIAL STATEMENTS.

Audit Committee Report

The Audit Committee has been appointed to assist the Board of Directors in fulfilling the Board’s oversight responsibilities by reviewing the financial information that will be provided to the stockholders and others, the systems of internal controls established by management and the Board, and the independence and performance of the Company’s audit process.

The Audit Committee has:

(1)  reviewed and discussed with management the audited financial statements included in the Company’s Annual Report on Form 10-K;

(2)  discussed with Stegman & Company, the Company’s independent registered public accounting firm, the matters required to be discussed by statement of Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T, and has received the written disclosures and the letter from Stegman & Company, as required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communication with the Audit Committee concerning independence; and

(3)  discussed with Stegman & Company its independence.

Based on these reviews and discussions, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012 for filing with the Securities and Exchange Commission. The Audit Committee has also considered whether the amount and nature of non-audit services provided by Stegman & Company is compatible with the auditor’s independence.

Submitted by the Audit Committee:

Nasser Basir, Chairman

Arthur D. Ebersberger

37

Robert J. Hartson

Robert N. Meyers

Richard B. Talkin

Fees to independent registered public accounting firm

The following is a summary of the fees billed to the Company by Stegman & Company for professional services rendered for the years ended December 31, 2012 and 2011.

Audit fees. The aggregate amount of fees billed by Stegman & Company for services provided in connection with the audit of the Company’s financial statements for the years ended December 31, 2012 and 2011, were $43,449 and $38,500, respectively.

Tax fees. The aggregate amount of fees billed by Stegman & Company for services provided in connection with tax preparation, tax compliance, tax planning and tax advice for the years ended December 31, 2012 and 2011, were $7,000 and $6,750, respectively.

All Other Fees. There were no other professional services provided by Stegman & Company during the years ended December 31, 2012 and 2011.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Registered Public Accounting Firm

Our Audit Committee approves the engagement before the Company or Howard Bank engages the independent registered public accounting firm to render any audit or non-audit services, except under the de-minimis exception as detailed under the Audit Committee description above.

38

OTHER MATTERS

The Board of Directors of the Company is not aware of any other matters to be presented for action by stockholders at the Meeting. If, however, any other matters not now known are properly brought before the Meeting or any adjournment thereof, the persons named in the accompanying proxy will vote such proxy in accordance with their judgment on such matters.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

The Board of Directors has established procedures for stockholder communications with the Board of Directors. Stockholders may communicate with the Board by writing to the following:

Lead Independent Director

Howard Bancorp, Inc.

6011 University Boulevard

Suite 370

Ellicott City, MD 21043

All communications that relate to matters that are within the scope of responsibilities of the Board will be forwarded to the non-employee directors. Communications relating to matters within the responsibility of one of the committees of the Board will be forwarded to the Chair of the appropriate committee. Communications relating to ordinary business matters are not within the scope of the Board’s responsibilities and will be forwarded to the appropriate Company officer. Solicitations, advertising materials and frivolous or inappropriate communications will not be forwarded.

STOCKHOLDER PROPOSALS FOR THE HOWARD BANCORP, INC. 2014 ANNUAL MEETING OF STOCKHOLDERS

In order to be included in the proxy materials for the Company’s 2014 annual meeting of stockholders, stockholder proposals submitted to the Company in compliance with SEC Rule 14a-8 (which concerns stockholder proposals that are requested to be included in a company’s proxy statement) must be received in written form at our executive offices on or before December 21, 2013. In order to curtail controversy as to compliance with this requirement, stockholders are urged to submit proposals to the Secretary of the Company by Certified Mail—Return Receipt Requested.

Pursuant to the proxy rules under the Securities Exchange Act of 1934, as amended, we hereby notify our stockholders that the notice of any stockholder proposal to be submitted outside of the Rule 14a-8 process for consideration at the 2014 annual meeting of stockholders must be received by our Secretary between December 21, 2013 and January 20, 2014; provided, however, that if less than 100 days’ prior public disclosure of the date of the meeting is made by the Company, any such notice by a stockholder must be so received not later than the 10th day following the day on which such prior public disclosure of the date of the meeting is first made by the Company. As to all such matters which we do not have notice on or prior to that date, discretionary authority to vote on such proposal will be granted to the persons designated in the Company’s proxy related to the 2014 annual meeting of stockholders.

39

Appendix A

HOWARD BANCORP, INC.

2013 EQUITY INCENTIVE PLAN

1.           Establishment, Purpose and Types of Awards. Howard Bancorp, Inc. (the “Company”), the parent holding company of Howard Bank (the “Bank”), hereby establishes the HOWARD BANCORP, INC. 2013 EQUITY INCENTIVE PLAN (the “Plan”). The purpose of the Plan is to advance the interests of the Company by providing directors and selected employees of the Bank, the Company and their Affiliates with the opportunity to acquire shares of Common Stock. By encouraging stock ownership, the Company seeks to: attract, retain and motivate the best available personnel for positions of substantial responsibility; to provide additional incentive to directors and selected employees of the Company, the Bank and their Affiliates to promote the success of the business as measured by the value of its shares; and generally to increase the commonality of interests among directors, employees and other stockholders.

The Plan permits the granting of stock options (including incentive stock options within the meaning of Code section 422 and non-qualified stock options), stock appreciation rights, restricted or unrestricted stock awards, phantom stock, performance awards, other stock-based awards, or any combination of the foregoing.

2.           Definitions. Under the Plan, except where the context otherwise indicates, the following definitions apply:

“Administrator” means the Board or the committee(s) or officer(s) appointed by the Board that have authority to administer the Plan as provided in Section 3 hereof.

“Affiliate” means any entity, whether now or hereafter existing, which controls, is controlled by, or is under common control with, the Company (including, but not limited to, joint ventures, limited liability companies, and partnerships), including Howard Bank. For this purpose, “control” shall mean ownership of 50% or more of the total combined voting power or value of all classes of stock or interests of the entity.

“Award” means any stock option, stock appreciation right, stock award, phantom stock award, performance award, or other stock-based award pursuant to the Plan.

The “Bank” means Howard Bank.

“Board” means the Board of Directors of the Company.

A-1

Appendix A

“Cause” has the meaning ascribed to such term or words of similar import in Participant’s written employment or service contract with the Company or Bank and, in the absence of such agreement or definition, means Participant’s: (i) conviction of, or plea of guilty or nolo contendere to, a felony or crime involving moral turpitude; (ii) fraud on or misappropriation of any funds or property of the Company, the Bank or any affiliate, customer or vendor; (iii) personal dishonesty, incompetence, willful misconduct, willful violation of any law, rule or regulation (other than minor traffic violations or similar offenses), or breach of fiduciary duty that involves personal profit; (iv) willful misconduct in connection with Participant’s duties or willful failure to perform Participant’s responsibilities in the best interests of the Company or Bank; (v) illegal use or distribution of drugs; (vi) violation of any Company, Bank or Affiliate rule, regulation, procedure or policy; or (vii) breach of any provision of any employment, non-disclosure, non-competition, non-solicitation or other similar agreement executed by Participant for the benefit of the Company, Bank or Affiliate, all as determined by the Administrator, which determination will be conclusive.

“Change of Control” means if any of the following occurs:

(i)   any individual, firm, corporation or other entity, or any group (as defined in Section 13(d)(3) or the Exchange Act) becomes, directly or indirectly, the beneficial owner (as defined in the general rules and regulations of the Securities and Exchange Commission with respect to Sections 13(d) and 13(g) of the Exchange Act) of more than 30% of the then outstanding shares of the Company’s capital stock entitled to vote generally in the election of directors of the Company; or

(ii)   (a) the merger or other business combination of the Company with or into another corporation pursuant to which the stockholders of the Company do not own, immediately after the transaction, more than 50% of the voting power of the corporation that survives and is a publicly owned corporation and not a subsidiary of another corporation, or (b) the sale, exchange or other disposition of all or substantially all of the assets of the Company; or

(iii)   during any period of two years or less, individuals who at the beginning of such period constituted the Board cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the stockholders of the Company, of each new director was approved by a vote of at least 75% of the directors then still in office who were directors at the beginning of the period. Notwithstanding the foregoing, a Change of Control shall not be deemed to have taken place if beneficial ownership is acquired by, or a tender exchange offer is commenced by, the Company or any of its subsidiaries, any profit sharing, employee ownership or other employee benefit plan of the Company or any subsidiary of any trustee of or fiduciary with respect to any such plan when acting in such capacity, or any group comprised solely of such entities; or

(iv)   the sale, transfer or assignment of all or substantially all of the assets of the Company or the Bank to any third party.

“Code” means the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder.

“Common Stock” means the Company’s common stock, par value $0.01 per share.

“Company” means Howard Bancorp, Inc.

A-2

Appendix A

“Disability” shall, unless otherwise expressly provided in the applicable Grant Agreement, have the meaning ascribed to such term or words of similar import in the Grantee’s written employment or similar agreement with the Company or an Affiliate; provided, however, that if there is no such agreement, Disability shall mean a physical or mental condition that renders the Participant unable to perform the duties of the Participant’s customary position of service for an indefinite period that the Administrator determines will be of long, continued duration. The Participant will be considered Disabled as of the date the Administrator determines the Participant first satisfied the definition of Disability. The Administrator may require such proof of Disability as the Administrator in its sole discretion deems appropriate and the Administrator’s good faith determination as to whether Participant is totally and permanently disabled will be final and binding on all parties concerned.

“Employee” means any person employed by the Company, the Bank or any Affiliate, other than in the capacity as director, advisory director or comparable status.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” means, with respect to a share of Common Stock for any purpose on a particular date: (i) the closing price quoted on The NASDAQ Stock Market or other national securities exchange or national securities association that is the principal market for the Common Stock; (ii) if the Common Stock is not so listed, the last or closing price on the relevant date quoted on the OTC Bulletin Board Service or by Pink Sheets LLC or a comparable service as determined in the Administrator’s sole discretion; or (iii) if the Common Stock is not listed or quoted by any of the above, the closing bid price on the relevant date furnished by a professional market maker for the Common Stock selected by the Administrator in its sole discretion. If the Common Stock is listed or quoted as described in clause (i), clause (ii) or clause (iii) above, as applicable, but no public trading of the Common Stock occurs on the relevant date, then Fair Market Value shall be determined as of the nearest preceding date on which trading of the Common Stock occurred. For all purposes under the Plan, the term “relevant date” as used in this definition means either the date as of which Fair Market Value is to be determined or the nearest preceding date on which public trading of the Common Stock occurred, as determined in the Administrator’s sole discretion.

“Grant Agreement” means a written document memorializing the terms and conditions of an Award granted pursuant to the Plan. Each Grant Agreement shall incorporate the terms of the Plan.

“Participant” means a person eligible to be granted Awards under the Plan pursuant to Section 5 hereof.

“Parent” shall mean a corporation, whether nor or hereafter existing, within the meaning of the definition of “parent corporation” provided in Code section 424(e), or any successor thereto.

A-3

Appendix A

“Performance Goals” shall mean performance goals established by the Administrator which may be based on one or business criteria selected by the Administrator that apply to an individual or group of individuals, the Corporation and/or one or more of its Affiliates either separately or together, over such performance period as the Administrator may designate, including, but not limited to, criteria based on operating income, earnings or earnings growth, sales, return on assets, equity or investment, regulatory compliance, satisfactory internal or external audits, improvement of financial ratings, achievement of balance sheet or income statement objectives, or any other objective goals established by the Administrator, and may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated.

“Prior Plans” means, collectively, the Howard Bancorp, Inc. 2004 Stock Incentive Plan and the Howard Bancorp, Inc. 2004 Incentive Stock Option Plan.

“Subsidiary” and “Subsidiaries” shall mean only a corporation or corporations, whether now or hereafter existing, within the meaning of the definition of “subsidiary corporation” provided in section 424(f) of the Code, or any successor thereto.

“Ten-Percent Stockholder” shall mean a Participant who (applying the rules of Code section 424(d)) owns stock possessing more than 10% of the total combined voting power or value of all classes of stock or interests of the Corporation or a Parent or Subsidiary of the Corporation.

3.            Administration.

(a)          Administration of the Plan. The Plan shall be administered by the Board or a committee that may be appointed by the Board from time to time; provided, however, that unless otherwise determined by the Board, the Administrator shall be composed solely of two or more persons who are “outside directors” within the meaning of Code section 162(m)(4)(C)(i) and the regulations promulgated thereunder and “non-employee directors” within the meaning of Rule 16b-3 promulgated under the Exchange Act. To the extent allowed by applicable state or federal law, the Board by resolution may authorize an officer or officers to grant Awards (other than stock Awards) to other officers and employees of the Company and its Affiliates, and, to the extent of such authorization, such officer or officers shall be the Administrator.

(b)          Powers of the Administrator. The Administrator shall have all the powers vested in it by the terms of the Plan, such powers to include authority, in its sole discretion, to grant Awards under the Plan, prescribe Grant Agreements evidencing such Awards and establish programs for granting Awards.

A-4

Appendix A

The Administrator shall have full power and authority to take all other actions necessary to carry out the purpose and intent of the Plan, including, but not limited to, the authority to: (i) determine the eligible persons to whom, and the time or times at which, Awards shall be granted; (ii) determine the types of Awards to be granted; (iii) determine the number of shares to be covered by or used for reference purposes for each Award; (iv) impose such terms, limitations, restrictions and conditions (not inconsistent with the Plan) upon any such Award as the Administrator shall deem appropriate, including, but not limited to, whether a stock option shall be an incentive stock option or a nonqualified stock option, any exceptions to nontransferability, any Performance Goals applicable to Awards, any provisions relating to vesting, any circumstances in which the Awards would terminate, the period during which Awards may be exercised, and the period during which Awards shall be subject to restrictions; (v) modify, amend, extend or renew outstanding Awards, or accept the surrender of outstanding Awards and substitute new Awards (provided however, that, except as provided in Section 6 or 7(d) of the Plan, any modification that would materially adversely affect any outstanding Award shall not be made without the consent of the holder); (vi) accelerate, extend or otherwise change the time in which an Award may be exercised or becomes payable and to waive or accelerate the lapse, in whole or in part, of any restriction or condition with respect to such Award, including, but not limited to, any restriction or condition with respect to the vesting or exercisability of an Award following termination of any grantee’s employment or other relationship with the Company or an Affiliate; (vii) establish objectives and conditions (including, without limitation, vesting criteria), if any, for earning Awards and determining whether such objectives and conditions have been satisfied; (viii) determine the Fair Market Value of the Common Stock from time to time in accordance with the Plan; and (ix) for any purpose, including but not limited to, qualifying for preferred tax treatment under foreign tax laws or otherwise complying with the regulatory requirements of local or foreign jurisdictions, to establish, amend, modify, administer or terminate sub-plans, and prescribe, amend and rescind rules and regulations relating to such sub-plans.

The Administrator shall have full power and authority, in its sole discretion, to administer and interpret the Plan, Grant Agreements and all other documents relevant to the Plan and Awards issued thereunder, and to adopt and interpret such rules, regulations, agreements, guidelines and instruments for the administration of the Plan and for the conduct of its business as the Administrator deems necessary or advisable.

(c)          Non-Uniform Determinations. The Administrator’s determinations under the Plan (including, without limitation, determinations of the persons to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the Grant Agreements evidencing such Awards) need not be uniform and may be made by the Administrator selectively among persons who receive, or are eligible to receive, Awards under the Plan, whether or not such persons are similarly situated.

(d)          Limited Liability. To the maximum extent permitted by law, no member of the Administrator shall be liable for any action taken or decision made in good faith relating to the Plan or any Award thereunder.

(e)          Indemnification. To the maximum extent permitted by law and by the Company’s charter and by-laws, the members of the Administrator shall be indemnified by the Company in respect of all their activities under the Plan.

(f)          Reliance on Reports. Each member of the Board shall be fully justified in relying or acting in good faith upon any report made by the independent public accountants of the Company, and upon any other information furnished in connection with this Plan. In no event shall any person who is or shall have been a member of the Board or the Administrator be liable for any determination made or other action taken or any omission to act in reliance upon any such report or information, or for any action taken, including the furnishing of information, or failure to act, if in good faith.

A-5

Appendix A

(g)          Effect of Administrator’s Decision. All actions taken and decisions and determinations made by the Administrator on all matters relating to the Plan pursuant to the powers vested in it hereunder shall be in the Administrator’s sole discretion and shall be conclusive and binding on all parties concerned, including the Company, its stockholders, any participants in the Plan and any other employee, consultant or director of the Company, and their respective successors in interest.

4.           Shares Available for the Plan. The aggregate number of shares of Common Stock issuable pursuant to all Awards granted under the Plan shall not exceed 500,000 plus (i) any available shares of Common Stock under the Prior Plans as of their respective termination dates, (ii) any shares of restricted stock granted under the Howard Bancorp, Inc. 2004 Stock Incentive Plan that revert back to the Company, and (iii) shares of Common Stock subject to options granted under the Prior Plans that expire or terminate without having been fully exercised. Notwithstanding the foregoing (but subject to adjustment as provided in Section 7(f)), in no event may the number of shares issuable pursuant to the exercise of incentive stock options granted hereunder exceed 500,000. The aggregate number of shares of Common Stock available for grant under this Plan and the number of shares of Common Stock subject to outstanding Awards shall be subject to adjustment as provided in Section 7(f).

The Company shall reserve such number of shares for Awards under the Plan, subject to adjustments as provided in Section 7(f) of the Plan. If any Award, or portion of an Award, under the Plan expires or terminates unexercised, becomes unexercisable or is forfeited or otherwise terminated, surrendered or canceled as to any shares, or if any shares of Common Stock are repurchased by or surrendered to the Company in connection with any Award (whether or not such surrendered shares were acquired pursuant to any Award), or if any shares are withheld by the Company, the shares subject to such Award and the repurchased, surrendered and withheld shares shall thereafter be available for further Awards under the Plan; provided, however, that to the extent required by applicable law, any such shares that are surrendered to or repurchased or withheld by the Company in connection with any Award or that are otherwise forfeited after issuance shall not be available for purchase pursuant to incentive stock options intended to qualify under Code section 422.

5.           Participation. Participation in the Plan shall be open to those employees, officers and directors of, and other individuals providing bona fide services to or for, the Company or any Affiliate of the Company, as may be selected by the Administrator from time to time. The Administrator may also grant Awards to individuals in connection with hiring, retention or otherwise, prior to the date the individual first performs services for the Company or an Affiliate, provided that such Awards shall not become vested or exercisable prior to the date the individual first commences performance of such services.

A-6

Appendix A

6.            Awards. The Administrator, in its sole discretion, shall establish the terms of all Awards granted under the Plan. All Awards shall be subject to the terms and conditions provided in the Grant Agreement. Awards may be granted individually or in tandem with other types of Awards. Each Award shall be evidenced by a Grant Agreement, and each Award shall be subject to the terms and conditions provided in the applicable Grant Agreement. The Administrator may permit or require a recipient of an Award to defer such individual’s receipt of the payment of cash or the delivery of Common Stock that would otherwise be due to such individual by virtue of the exercise of, payment of, or lapse or waiver of restrictions respecting, any Award. If any such deferral is required or permitted, the Administrator shall, in its sole discretion, establish rules and procedures for such deferral.

(a)          Stock Options. The Administrator may from time to time grant to eligible Participants Awards of incentive stock options as that term is defined in Code section 422 or non-qualified stock options; provided, however, that Awards of incentive stock options shall be limited to employees of the Company or of any current or hereafter existing “parent corporation” or “subsidiary corporation,” as defined in Code sections 424(e) and (f), respectively, of the Company. The exercise price of any option granted under the Plan shall not be less than the Fair Market Value of the shares of Common Stock underlying such option on the date of grant, provided, however, that an incentive stock option granted to an Employee who owns stock representing more than 10% of the combined voting power of the Company or any Affiliate must have an exercise price at least equal to 110% of Fair Market Value as of the date of grant. No stock option shall be an incentive stock option unless so designated by the Administrator at the time of grant or in the Grant Agreement evidencing such stock option.

(i) Special Rules for Incentive Stock Options. The aggregate Fair Market Value, as of the date the Option is granted, of the shares of Common Stock with respect to which incentive stock options are exercisable for the first time by a Participant during any calendar year (under all incentive stock option plans, as defined in Section 422 of the Code, of the Company, or any Parent or Subsidiary), shall not exceed $100,000 or such other dollar limitation as may be provided in the Code. Notwithstanding the prior provisions of this Section, the Board may grant Options in excess of the foregoing limitations, in which case such Options granted in excess of such limitation shall be Options which are non-qualified stock options.

(b)          Stock Appreciation Rights. The Administrator may from time to time grant to eligible participants Awards of Stock Appreciation Rights (“SARs”). A SAR may be exercised in whole or in part as provided in the applicable Grant Agreement and entitles the grantee to receive, subject to the provisions of the Plan and the Grant Agreement, a payment having an aggregate value equal to the product of (i) the excess of (A) the Fair Market Value on the exercise date of one share of Common Stock over (B) the base price per share specified in the Grant Agreement, which shall not be less than the Fair Market Value of one share of Common Stock as of the date the SAR is granted, times (ii) the number of shares specified by the SAR, or portion thereof, which is exercised. Payment by the Company of the amount receivable upon any exercise of a SAR may be made by the delivery of Common Stock or cash, or any combination of Common Stock and cash, as specified in the Grant Agreement or as determined in the sole discretion of the Administrator. If upon settlement of the exercise of a SAR a grantee is to receive a portion of such payment in shares of Common Stock, the number of shares shall be determined by dividing such portion by the Fair Market Value of a share of Common Stock on the exercise date. No fractional shares shall be used for such payment and the Administrator shall determine whether cash shall be given in lieu of such fractional shares or whether such fractional shares shall be eliminated.

A-7

Appendix A

(c)          Stock Awards. The Administrator may from time to time grant restricted or unrestricted Stock Awards to eligible Participants in such amounts, on such terms and conditions (which terms and conditions may, without limitation, condition the vesting or payment of Stock Awards on duration of service or the achievement of one or more Performance Goals), and for such consideration, including no consideration or such minimum consideration as may be required by law, as it shall determine. By action taken after the restricted Stock Award is issued, however, the Administrator may, on such terms and conditions as it may determine to be appropriate, remove any or all of the restrictions imposed by the terms of the Grant Agreement.

(d)          Phantom Stock. The Administrator may from time to time grant Awards to eligible participants denominated in stock-equivalent units (“Phantom Stock”) in such amounts and on such terms and conditions as it shall determine, which terms and conditions may condition the vesting or payment of Phantom Stock on the achievement of one or more Performance Goals. Phantom Stock granted to a Participant shall be credited to a bookkeeping reserve account solely for accounting purposes and shall not require a segregation of any of the Company’s assets. An Award of Phantom Stock may be settled in Common Stock, in cash, or in a combination of Common Stock and cash, as specified in the Grant Agreement. Except as otherwise provided in the applicable Grant Agreement, the grantee shall not have the rights of a stockholder with respect to any shares of Common Stock represented by a Phantom Stock Award solely as a result of the grant of a Phantom Stock Award to the grantee. In granting any such Phantom Stock Awards, the Administrator shall consider the potential application of Section 409A of the Code, and the applicable Grant Agreement shall include appropriate disclosure with respect to any such potential application.

(e)          Performance Awards. The Administrator may, in its sole discretion, grant Performance Awards, which become payable on account of attainment of one or more Performance Goals established by the Administrator. Performance awards may be paid by the delivery of Common Stock or cash, or any combination of Common Stock and cash, as specified in the Grant Agreement.

(f)          Other Stock-Based Awards. The Administrator may from time to time grant other stock-based awards to eligible Participants in such amounts, on such terms and conditions, and for such consideration, including no consideration or such minimum consideration as may be required by law, as it shall determine. Other stock-based awards may be denominated in cash, in Common Stock or other securities, in stock-equivalent units, in stock appreciation units, in securities or debentures convertible into Common Stock, or in any combination of the foregoing and may be paid in Common Stock or other securities, in cash, or in a combination of Common Stock or other securities and cash, all as determined in the sole discretion of the Administrator as set forth in the Grant Agreement. In granting any such Awards, the Administrator shall consider the potential application of Section 409A of the Code, and the applicable Grant Agreement shall include appropriate disclosure with respect to any such potential application.

A-8

Appendix A

7.            Miscellaneous.

(a)          Investment Representations. The Administrator may require each person acquiring shares of Common Stock pursuant to Awards hereunder to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof. The certificates for such shares may include any legend that the Administrator deems appropriate to reflect any restrictions on transfer. All certificates for shares issued pursuant to the Plan shall be subject to such stock transfer orders and other restrictions as the Administrator may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed or interdealer quotation system upon which the Common Stock is then quoted, and any applicable federal or state securities laws. The Administrator may place a legend or legends on any such certificates to make appropriate reference to such restrictions.

(b)          Compliance with Securities Law. Each Award shall be subject to the requirement that if, at any time, counsel to the Company shall determine that the listing, registration or qualification of the shares subject to such an Award upon any securities exchange or interdealer quotation system or under any state or federal law, or the consent or approval of any governmental or regulatory body, or that the disclosure of nonpublic information or the satisfaction of any other condition is necessary in connection with the issuance or purchase of shares under such an Award, such Award may not be exercised, in whole or in part, unless such satisfaction of such condition shall have been effected on conditions acceptable to the Administrator. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification, or to satisfy such condition.

(c)          Withholding of Taxes. Grantees and holders of Awards shall pay to the Company or its Affiliate, or make provision satisfactory to the Administrator for payment of, any taxes required to be withheld in respect of Awards under the Plan no later than the date of the event creating the tax liability. The Company or its Affiliate may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the grantee or holder of an Award. In the event that payment to the Company or its Affiliate of such tax obligations is made in shares of Common Stock, such shares shall be valued at Fair Market Value on the applicable date for such purposes and shall not exceed in amount the minimum statutory tax withholding obligation.

(d)          Loans. To the extent otherwise permitted by law, the Company or its Affiliate may make loans to grantees to assist grantees in exercising Awards and satisfying any withholding tax obligations.

(e)          Transferability. Except as otherwise determined by the Administrator or provided in a Grant agreement, and in any event in the case of an incentive stock option or a stock appreciation right granted with respect to an incentive stock option, no Award granted under the Plan shall be transferable by a grantee otherwise than by will or the laws of descent and distribution or pursuant to the terms of a “qualified domestic relations order” (within the meaning of Section 414(p) of the Code and the regulations and rulings thereunder). Unless otherwise determined by the Administrator in accord with the provisions of the immediately preceding sentence, an Award may be exercised during the lifetime of the grantee, only by the grantee or, during the period the grantee is under a legal disability, by the grantee’s guardian or legal representative.

A-9

Appendix A

(f)           Adjustments for Corporate Transactions and Other Events.

(i)          Capital Adjustments. In the event of any change in the outstanding Common Stock by reason of any stock dividend, spin-off, stock split, reverse stock split, split- up, recapitalization, reclassification, reorganization, combination or exchange of shares, merger, consolidation, liquidation, business combination, exchange of shares or the like, then (A) the maximum number of shares of such Common Stock as to which Awards may be granted under the Plan, and (B) the number of shares covered by and the exercise price and other terms of outstanding Awards, shall, without further action of the Board, be appropriately adjusted to reflect such event, unless, with respect to Section 7(f)(i)(A) only, the Board determines, at the time it approves such action that no such adjustment shall be made. The Administrator may make adjustments, in its sole discretion, to address the treatment of fractional shares and fractional cents that arise with respect to outstanding Awards as a result of the stock dividend, stock split or reverse stock split.

(ii)         Change of Control Transactions. In the event of any transaction resulting in a Change of Control of the Company, (A) except as provided in the next sentence of this Section 7(f)(ii), all outstanding stock options and other Awards shall vest and become exercisable to the extent provided for in the applicable Grant Agreement, and (B) the holders of stock options and other Awards under the Plan will be permitted, immediately before the Change of Control, to exercise or convert all portions of such stock options or other Awards under the Plan that are then exercisable or convertible or which become exercisable or convertible upon or prior to the effective time of the Change of Control. If the acceleration or vesting of an Award or Awards pursuant to this Section 7(f)(ii) would cause any portion of the Award or Awards to be treated as a “parachute payment” (as defined in section 280G of the Code), then except as may be expressly provided in the applicable Grant Agreement such Award or Awards shall vest only to the extent that such acceleration of vesting does not cause any portion of the Award or Awards to be so treated. In addition, and notwithstanding any provision of any Grant Agreement, payments in respect of Awards are subject to and conditioned upon compliance with 12 U.S.C. Section 1828(k) and 12 C.F.R. Part 359, Golden Parachute and Indemnification Payments.

(g)          Substitution of Awards in Mergers and Acquisitions. Awards may be granted under the Plan from time to time in substitution for awards held by employees, officers, consultants or directors of entities who become or are about to become employees, officers, consultants or directors of the Bank or an Affiliate as the result of a merger or consolidation of the employing entity with the Bank or an Affiliate, or the acquisition by the Bank or an Affiliate of the assets or stock of the employing entity. The terms and conditions of any substitute Awards so granted may vary from the terms and conditions set forth herein to the extent that the Administrator deems appropriate at the time of grant to conform the substitute Awards to the provisions of the awards for which they are substituted.

A-10

Appendix A

(h)          Termination, Amendment and Modification of the Plan. The Board may terminate, amend or modify the Plan or any portion thereof at any time, but no amendment or modification shall be made which would impair the rights of any grantee under any Award theretofore made, without his or her consent. Notwithstanding anything to the contrary contained in the Plan, the Board may not amend or modify the Plan or any portion thereof without stockholder approval where such approval is required by applicable law or by the rules of any securities exchange (e.g. The NASDAQ Stock Market LLC) or quotation system on which the Common Stock is listed or traded. Furthermore, notwithstanding anything to the contrary contained in the Plan, the Administrator may not amend or modify any Award if such amendment or modification would require the approval of the stockholders if the amendment or modification were made to the Plan.

(i)          Non-Guarantee of Employment or Service. Nothing in the Plan or in any Grant Agreement thereunder shall confer any right on an individual to continue in the service of the Company or shall interfere in any way with the right of the Company to terminate such service at any time with or without cause or notice and whether or not such termination results in: (i) the failure of any Award to vest; (ii) the forfeiture of any unvested or vested portion of any Award; and/or (iii) any other adverse effect on the individual’s interests under the Plan.

(j)          No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company and a grantee or any other person. To the extent that any grantee or other person acquires a right to receive payments from the Company pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company.

(k)          Governing Law. The validity, construction and effect of the Plan, of Grant Agreements entered into pursuant to the Plan, and of any rules, regulations, determinations or decisions made by the Administrator relating to the Plan or such Grant Agreements, and the rights of any and all persons having or claiming to have any interest therein or thereunder, shall be determined exclusively in accordance with applicable federal laws and the laws of the State of Maryland without regard to its conflict of laws principles. Any suit with respect to the Plan shall be brought in the federal or state courts in the districts which include the city and state in which the principal offices of the Company are located.

(l)          Effective Date; Termination Date. The Plan is effective as of the date approved by the Company’s stockholders and shall continue in effect for a term of ten (10) years, unless earlier terminated pursuant to Section 7(g) hereof. No Award shall be granted under the Plan after the close of business on the day immediately preceding the tenth anniversary of the effective date of the Plan, or if earlier, the tenth anniversary of the date the Plan is approved by the stockholders, and no Award under the Plan shall have a term of more than ten (10) years. Subject to other applicable provisions of the Plan, all Awards made under the Plan prior to such termination of the Plan shall remain in effect until such Awards expire or have been satisfied or terminated in accordance with the Plan and the terms of such Awards; provided, however, that no Award that contemplates exercise or conversion may be exercised or converted, and no Award that defers vesting, shall remain outstanding and unexercised, unconverted or unvested, in each case, for more than ten years after the date such Award was initially granted.

A-11

Appendix A

(m)         Regulatory Restrictions. The Plan and the Company’s obligations under the Plan and any Grant Agreement shall be subject to all applicable federal and state laws, rules and regulations, and to such approvals by any regulatory or governmental agency as may be required. Without limiting the generality of the foregoing, (i) the Company shall not be required to sell or issue any shares of Common Stock pursuant to any Award if the sale or issuance of such shares would constitute a violation by the individual exercising the Award or the Company of any provision of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations, and (ii) the inability of the Company to obtain any necessary authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful exercise or payment of any Award hereunder, shall relieve the Company of any liability in respect of the exercise or payment of such Award to the extent such requisite authority shall have been deemed necessary and shall not have been obtained.

PLAN APPROVAL:

Date Approved by the Board: March 27, 2013

A-12

REVOCABLE PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby makes, constitutes and appoints Nasser Basir, Andrew E. Clark and Steven W. Sachs, or any of them (with the power of substitution), proxies for the undersigned to represent and to vote, as designated below, all shares of common stock of Howard Bancorp, Inc. (the "Company") which the undersigned would be entitled to vote if personally present at the Company’s Annual Meeting of Stockholders to be held on May 29, 2013 and at any adjournment or postponement thereof.

Item 1. Election of Directors

☐	FOR all nominees listed below
☐	WITHHOLD AUTHORITY to vote for all nominees
☐	WITHHOLD AUTHORITY to vote for any individual nominee(s). Write Name(s) of withheld nominee(s)

Class II – terms expiring in 2016	Nominees:	Robert J. Hartson	Paul I. Latta, Jr.
		Robert W. Smith, Jr.	Donna Hill Staton

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” EACH OF THE NOMINEES TO THE COMPANY’S BOARD OF DIRECTORS.

Item 2. To approve the Howard Bancorp, Inc. 2013 Equity Incentive Plan

☐	FOR	☐	AGAINST	☐	ABSTAIN

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” APPROVAL OF THE 2013 EQUITY INCENTIVE PLAN

 Item 3. To approve a non-binding advisory proposal to approve the compensation of the Company’s named executive officers

☐	FOR	☐	AGAINST	☐	ABSTAIN

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” APPROVAL OF THE NON-BINDING ADVISORY RESOLUTION ON EXECUTIVE COMPENSATION

 Item 4. To approve a non-binding advisory proposal regarding the frequency with which stockholders should vote on the compensation of the Company’s named executive officers

☐   EVERY YEAR      ☐   EVERY TWO YEARS      ☐   EVERY THREE YEARS      ☐   ABSTAIN

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR A FREQUENCY OF “EVERY YEAR” FOR FUTURE NON-BINDING ADVISORY RESOLUTIONS TO APPROVE THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS

 Item 5. To ratify the appointment of Stegman & Company as the independent registered public accounting firm to audit the Company’s financial statements for 2013

☐	FOR	☐	AGAINST	☐	ABSTAIN

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF STEGMAN & COMPANY AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM TO AUDIT THE COMPANY’S 2013 FINANCIAL STATEMENTS.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR all of the nominees for Director set forth above, FOR approval of the 2013 Equity Incentive Plan, FOR approval of the non-binding advisory proposal to approve the compensation of the Company’s named executive officers, FOR a frequency of EVERY YEAR with respect to the non-binding advisory proposal regarding the frequency of the stockholder vote on named executive officer compensation, and FOR ratification of the appointment of Stegman & Company. In addition, this proxy will be voted at the discretion of the proxy holder(s) upon any other matter which may properly come before the Meeting or any adjournment or postponement of the Meeting.

Important: Please date and sign your name as addressed, and return this proxy in the enclosed envelope. When signing as executor, administrator, trustee, guardian, etc., please give full title as such. If the stockholder is a corporation, the proxy should be signed in the full corporate name by a duly authorized officer whose title is stated.

Signature of Shareholder	Date	Signature of Shareholder	Date